================================================================================
                                                                     Exhibit 4.1



                                    INDENTURE


                                      Among



                         CROWN CORK & SEAL COMPANY, INC.
                             as Issuer and Guarantor


                                       and


                          CROWN CORK & SEAL FINANCE PLC
                                    as Issuer
              (with Guarantee of Crown Cork & Seal Company, Inc.)


                                      and


                        CROWN CORK & SEAL FINANCE S.A.
                                   as Issuer
              (with Guarantee of Crown Cork & Seal Company, Inc.)



                                      and


                             THE BANK OF NEW YORK
                                  as Trustee




                         Dated as of December 17, 1996




================================================================================

Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of


Trust Indenture Act Section                  Indenture Section
---------------------------                  -----------------
(S) 310(a)(1)...................................................................6.9
       (a)(2)...................................................................6.9
       (a)(3)...................................................................N\A
       (a)(4)...................................................................N\A
       (a)(5)...................................................................6.9
       (b)......................................................................6.8, 6.10
(S) 311(a)......................................................................6.13(a)
       (b)......................................................................6.13(b)
       (b)(2)...................................................................7.3(a)(2),
             ...................................................................7.3(b)
(S) 312(a)......................................................................7.1, 7.2(a)
       (b)......................................................................7.2(b)
       (c)......................................................................7.2(c)
(S) 313(a)......................................................................7.3(a)
       (b)......................................................................7.3(b)
       (c)......................................................................7.3(a),
                                                                                7.3(b)
       (d)......................................................................7.3(c)
(S) 314(a)......................................................................7.4
       (b)......................................................................N\A
       (c)(1)...................................................................1.2
       (c)(2)...................................................................1.2
       (c)(3)...................................................................N\A
       (d)......................................................................N\A
       (e)......................................................................1.2
(S) 315(a)......................................................................6.1(a)
       (b)......................................................................6.2,
       (c)......................................................................6.1(b)
                                                                                7.3(a)(b)
       (d)......................................................................6.1(c)
       (d)(1)...................................................................6.1(a)(1)
       (d)(2)...................................................................6.1(c)(2)
       (d)(3)...................................................................6.1(c)(3)
       (3)......................................................................5.14
(S) 316(a)(1)...................................................................1.1
       (a)(1)(A)................................................................5.2, 5.12
       (a)(1)(B)................................................................5.13
       (b)......................................................................5.8

(S) 317(a)(1)............................................................. 5.3
       (a)(2)............................................................. 5.4
       (b)................................................................ 10.3
(S) 318(a)................................................................ 1.7











-----------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                 TABLE OF CONTENTS 1/
                                                   -

                                                                               Page
                                                                               ----
PARTIES...................................................................        1
RECITALS..................................................................        1

                                      ARTICLE I

                                Definitions and Other
                                ---------------------
                          Provisions of General Application
                          ---------------------------------

SECTION 1.01.     Definitions.............................................        2
SECTION 1.02.     Compliance Certificates and
                       Opinions...........................................       15
SECTION 1.03.     Form of Documents Delivered
                       to Trustee.........................................       16
SECTION 1.04.     Acts of Holders.........................................       17
SECTION 1.05.     Notices, etc., to Trustee
                       and Issuers and the Guarantor......................       18
SECTION 1.06.     Notice to Holders; Waiver...............................       18
SECTION 1.07.     Conflict with Trust Indenture Act.......................       19
SECTION 1.08.     Effect of Headings and Table
                       of Contents........................................       19
SECTION 1.09.     Successors and Assigns..................................       19
SECTION 1.10.     Severability Clause.....................................       19
SECTION 1.11.     Benefits of Indenture...................................       20
SECTION 1.12.     Governing Law...........................................       20
SECTION 1.13.     Submission to Jurisdiction; Appointment
                  of Agent for Service of Process.........................       20
SECTION 1.14.     Legal Holidays..........................................       21
SECTION 1.15.     Certain Matters Relating
                  to Currencies...........................................       21
SECTION 1.16.     Indenture, Securities and Guarantees
                  Solely Corporate Obligations............................       22
SECTION 1.17.     Execution in Counterparts...............................       22

                                      ARTICLE II

                                    Security Forms
                                    --------------

SECTION 2.01.     Forms Generally.........................................       22
SECTION 2.02.     Form of Face of Security................................       23
SECTION 2.03.     Form of Reverse of Security.............................       27
SECTION 2.04.     Form of Notation of Guarantees..........................       33



----------------
     1/ Note:  This table of contents shall not, for any purpose, be deemed to
     -
be a part of this Indenture.

                                                                  Contents, p. 2


                                                                           Page
                                                                           ----
SECTION 2.05.     Form of Trustee's Certificate of
                    Authentication..................................     34



                                  ARTICLE III

                                 The Securities
                                 --------------

SECTION 3.01.     Amount Unlimited; Issuable
                    in Series..........................................     35
SECTION 3.02.     Denominations........................................     38
SECTION 3.03.     Execution, Authentication, Delivery and
                    Dating.............................................     39
SECTION 3.04.     Temporary Securities.................................     41
SECTION 3.05.     Registration, Registration of Transfer
                    and Exchange.......................................     42
SECTION 3.06.     Mutilated, Destroyed, Lost and Stolen
                    Securities.........................................     43
SECTION 3.07.     Payment of Interest; Interest Rights
                    Preserved..........................................     45
SECTION 3.08.     Persons Deemed Owners................................     46
SECTION 3.09.     Cancelation..........................................     46
SECTION 3.10.     Computation of Interest..............................     47
SECTION 3.11.     Global Securities....................................     47
SECTION 3.12.     UK Global Securities.................................     50
SECTION 3.13.     Payment To Be in Proper Currency.....................     53
SECTION 3.14.     CUSIP Numbers........................................     54


                                   ARTICLE IV

                            Satisfaction and Discharge
                            --------------------------

SECTION 4.01.     Satisfaction and Discharge of
                    any Series.........................................     54
SECTION 4.02.     Application of Trust Money...........................     58
SECTION 4.03.     Satisfaction and Discharge
                    of Indenture.......................................     59
SECTION 4.04.     Reinstatement........................................     59


                                   ARTICLE V

                                   Remedies
                                   --------

SECTION 5.01.     Events of Default....................................     60
SECTION 5.02.     Acceleration for Maturity; Rescission
                    and Annulment......................................     62
SECTION 5.03.     Collection of Indebtedness and Suits
                    for Enforcement by Trustee.........................     63
SECTION 5.04.     Trustee May File Proofs of Claim.....................     64
SECTION 5.05.     Trustee May Enforce Claims Without
                    Possession of Securities...........................     65
SECTION 5.06.     Application of Money Collected.......................     65

                                                                  Contents, p. 3



                                                                          Page
                                                                          ----

SECTION 5.07.   Limitation on Suits..................................       66
SECTION 5.08.   Unconditional Right of Holders to
                     Receive Principal, Premium and
                     Interest........................................       67
SECTION 5.09.   Restoration of Rights and Remedies...................       67
SECTION 5.10.   Rights and Remedies Cumulative.......................       67
SECTION 5.11.   Delay or Omission Not Waiver.........................       68
SECTION 5.12.   Control by Holders...................................       68
SECTION 5.13.   Waiver of Past Defaults..............................       68
SECTION 5.14.   Undertaking for Costs................................       69
SECTION 5.15.   Waiver of Usury, Stay or Extension
                     Laws............................................       69


                                  ARTICLE VI

                                  The Trustee
                                  -----------

SECTION 6.01.   Certain Duties and Responsibilities..................       70
SECTION 6.02.   Notice of Defaults...................................       71
SECTION 6.03.   Certain Rights of Trustee............................       72
SECTION 6.04.   Not Responsible for Recitals or
                     Issuance of Securities..........................       73
SECTION 6.05.   May Hold Securities..................................       73
SECTION 6.06.   Money Held in Trust..................................       73
SECTION 6.07.   Compensation and Reimbursement.......................       74
SECTION 6.08.   Qualification of Trustee;
                     Conflicting Interests...........................       75
SECTION 6.09.   Corporate Trustee Required;
                     Eligibility.....................................       75
SECTION 6.10.   Resignation and Removal; Appointment of
                     Successor.......................................       75
SECTION 6.11.   Acceptance of Appointment
                     by Successor....................................       78
SECTION 6.12.   Merger, Conversion, Consolidation or
                     Succession to Business..........................       79
SECTION 6.13.   Preferential Collection of Claims
                     Against Issurers or the Guarantor...............       80
SECTION 6.14.   Appointment of Authenticating Agent..................       80


                                  ARTICLE VII

                         Holders' Lists and Reports by
                         -----------------------------
                     Trustee and Issuers and the Guarantor
                     -------------------------------------

SECTION 7.01.   Issuers and the Guarantor to Furnish
                     Trustee Names and Addresses of
                     Holders.........................................       83
SECTION 7.02.   Preservation of Information;
                     Communications to Holders.......................       83
SECTION 7.03.   Reports by Trustee...................................       85
SECTION 7.04.   Reports by Issuers and the
                     Guarantor.......................................       85

                                                                  Contents, p. 4



                                                                          Page
                                                                          ----

                                 ARTICLE VIII

                      Consolidation, Merger, Conveyance,
                      ----------------------------------
                               Transfer or Lease
                               -----------------
SECTION 8.01.    Company May Consolidate, etc., Only on
                      Certain Terms..................................       86
SECTION 8.02     Subsidiary Issuers May Consolidate,
                      etc., Only on Certain Terms....................       88
SECTION 8.03.    Successor Substituted...............................       91
SECTION 8.04.    Assumption by Company of Subsidiary
                      Issuers' Obligations...........................       92
SECTION 8.05.    Indemnification Procedure...........................       93


                                  ARTICLE IX

                            Supplemental Indentures
                            -----------------------

SECTION 9.01.    Supplemental Indentures without Consent
                      of Holders.....................................       94
SECTION 9.02.    Supplemental Indentures with Consent of
                      Holders........................................       96
SECTION 9.03.    Execution of Supplemental
                      Indentures.....................................       98
SECTION 9.04.    Effect of Supplemental Indentures...................       98
SECTION 9.05.    Conformity with Trust Indenture Act.................       98
SECTION 9.06.    Reference in Securities to Supplemental
                      Indentures.....................................       98


                                   ARTICLE X

                                   Covenants
                                   ---------

SECTION 10.01.   Payment of Principal, Premium and
                      Interest.......................................       99
SECTION 10.02.   Maintenance of Office or Agency.....................       99
SECTION 10.03.   Money for Security Payments to be Held
                      in Trust.......................................      100
SECTION 10.04.   Corporate Existence.................................      102
SECTION 10.05.   Maintenance of Properties...........................      103
SECTION 10.06.   Payment of Taxes and Other Claims...................      103
SECTION 10.07.   Additional Amounts..................................      103
SECTION 10.08.   Limitations on Liens................................      105
SECTION 10.09.   Limitations on Sale and Leaseback...................      107
SECTION 10.10.   Statement by Officers as to Default.................      108
SECTION 10.11.   Waiver of Certain Covenants.........................      108
SECTION 10.12.   Defeasance of Certain Obligations...................      109
SECTION 10.13.   Calculation of Original Issue Discount..............      111


                                                                Contents, p. 5

                                                                        Page
                                                                        ----
                                  ARTICLE XI

                           Redemption of Securities
                           ------------------------

SECTION 11.01.   Applicability of Article..........................      111
SECTION 11.02.   Election to Redeem; Notice
                      to Trustee...................................      111
SECTION 11.03.   Selection by Trustee of Securities to
                      be Redeemed..................................      111
SECTION 11.04.   Notice of Redemption..............................      112
SECTION 11.05.   Deposit of Redemption Price.......................      113
SECTION 11.06.   Securities Payable on
                      Redemption Date..............................      113
SECTION 11.07.   Securities Redeemed in Part.......................      114
SECTION 11.08.   Optional Redemption Due to Changes
                      in Tax Treatement............................      114
SECTION 11.09.   Optional Redemption...............................      116
SECTION 11.10.   Conditional Right to Shorten Maturity.............      117


                                  ARTICLE XII

                                 Sinking Funds
                                 -------------

SECTION 12.01.   Applicability of Article..........................      118
SECTION 12.02.   Satisfaction of Sinking Fund Payments
                      with Securities..............................      118
SECTION 12.03    Redemption of Securities for
                      Sinking Fund.................................      119


                                 ARTICLE XIII

                           Guarantees of Securities
                           ------------------------

SECTION 13.01.   Guarantees........................................      119
SECTION 13.02.   Execution of Guarantees...........................      121

                                    INDENTURE, dated as of December 17, 1996,
                           among CROWN CORK & SEAL COMPANY, INC., a Pennsylvania corporation (the "Company" and, with respect to Securities (as defined herein) issued by either Subsidiary Issuer (as defined herein), the "Guarantor"); CROWN CORK & SEAL FINANCE S.A., a societe anonyme organized under the laws of the Republic of France ("Crown France"); CROWN CORK & SEAL FINANCE PLC, a public limited company organized under the laws of England and Wales ("Crown UK") (each of Crown France and Crown UK being a "Subsidiary Issuer" and, collectively the "Subsidiary Issuers"); and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee"). The Subsidiary Issuers and the Company in its capacity as an issuer of Securities are herein referred to individually as an "Issuer" and collectively as the "Issuers".

                  Each of the Issuers has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

                  The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Guarantees of the Securities provided for herein.

                  All things necessary have been done to make this Indenture a valid agreement of each of the Issuers and the Guarantor, in accordance with its terms.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE I

                       Definitions and Other Provisions
                       --------------------------------
                            of General Application
                            ----------------------

                  SECTION 1.01. Definitions.  For all purposes of this
                                -----------
Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this Indenture;

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to the Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (e) references to the "applicable Issuer" are to the Issuer of the Securities being described; and

                  (f) references to "Guarantees" and the "Guarantor" are operative only where a Subsidiary Issuer is, was or may become the Issuer of the relevant series of Securities, and only with respect to such series of Securities.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

                  "Administrative Action" has the meaning specified in Section 11.10.

                  "Additional Amounts" has the meaning specified in
Section 10.07.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement Currency" has the meaning specified in
Section 1.18.

                  "Attributable Debt" with respect to any sale leaseback transaction restricted by Section 10.09 means the lesser of (i) the total net amount of rent required to be paid during the remaining base term of the related lease or until the earliest date on which the lessee may terminate such lease upon payment of a penalty or a lump-sum termination payment (in which case the total net rent shall include such penalty or termination payment), discounted at the weighted average interest rate borne by the Outstanding Securities, compounded semi-annually, or (ii) the sale price of the property so leased multiplied by a fraction the numerator of which is the remaining base term of the related lease (expressed in months) and the denominator of which is the base term of such lease (expressed in months).

                  "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

                  "Authorized Agent" has the meaning specified in
Section 1.13.

                  "Authorized Officer" means any person (whether designated by name or the persons for the time being holding a designated office) appointed by or pursuant to a Board Resolution for the purpose, or a particular purpose, of this Indenture, provided that written notice of such appointment shall have been given to the Trustee.

                  "Bearer Security Depositary" means, with respect to any series of Securities of Crown UK issuable in whole or in part in the form of one or more UK Global Securities, the book-entry depositary or its nominee or the custodian of either, designated by Crown UK in the Bearer Security Depositary Agreement until a successor depositary shall have become such pursuant to applicable provisions of the Bearer Security Depositary Agreement, and thereafter "Bearer Security Depositary" shall mean such successor book-entry depositary or its nominee or the custodian of either, and if at any time there is more than one such Person, "Bearer Security Depositary" as used with respect to the Securities of any series shall mean the Bearer Security Depositary with respect to the Securities of that series.

                  "Bearer Security Depositary Agreement" means the Bearer Security Depositary Agreement dated as of the date of this Indenture between the Company, Crown UK and The Bank of New York.

                  "Beneficial Owner" means, with respect to Global Securities or UK Global Securities, the Person who is the beneficial owner of such Securities as reflected on the books of the Depositary for such Securities or on the books of a Person maintaining an account with such Depositary (directly or as an indirect participant, in accordance with the rules of such Depositary).

                  "Board of Directors", when used with reference to any of the Issuers or the Guarantor, means the board of directors (or any duly authorized committee thereof) of such Issuer or the Guarantor, as the case may be.

                  "Board Resolution", when used with reference to an Issuer or the Guarantor, means a copy of a resolution certified by the Secretary or an Assistant Secretary of such Issuer or the Guarantor, as the case may be, to have been duly adopted by the applicable Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law, regulation or executive order to close.

                  "Certificate of a Firm of Independent Public Accountants" means a certificate signed by any firm of independent public accountants of recognized national standing selected by the applicable Issuer or the Guarantor. The term "independent" when used with respect to any specified firm of public accountants means such a firm which (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in such Issuer or in any other obligor upon the Securities of any series or in any affiliate of such Issuer or of such other obligor, and (3) is not connected with such Issuer or such other obligor or any affiliate of such Issuer or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions, but such firm may be the regular auditors employed by such Issuer or the Guarantor. Whenever it is herein provided that any Certificate of a Firm of Independent Public Accountants shall be furnished to the Trustee for Securities of any series, such Certificate shall state that the signer has read this definition and that the signer is independent within the meaning hereof.

                  "Code" shall mean the United States Internal Revenue Code of 1986, as amended, and regulations, rulings and judicial decisions thereunder as of December 12, 1996.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

                  "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
(B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

                  "Consolidated Net Tangible Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities and (b) all goodwill, tradenames, trademarks, patents, unamortized debt discount and expense (to the extent included in said aggregate amount of assets) and other like intangibles, all as set forth on the most recent consolidated balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.

                  "Corporate Trust Office" means the principal office of the Trustee in The City of New York, in the State of New York at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

                  "Corporation" means a corporation, association, company, joint stock company or business trust.

                  "Defaulted Interest" has the meaning specified in
Section 3.07.

                  "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities or UK Global Securities, a clearing agency registered as such under the Exchange Act, or any successor thereto, which shall in either case be designated by the applicable Issuer pursuant to Section 3.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of that series.

                  "Discounted Security" means any Security which provides for an amount (excluding any amounts attributable to accrued but unpaid interest thereon) less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

                  "Dollars" and the sign "$" mean the currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  "Event of Default" has the meaning specified in Article V.

                  "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case, as amended from time to time.

                  "Exempted Indebtedness" means as of any particular time the sum of (i) all then-outstanding indebtedness for borrowed money of the Company and Restricted Subsidiaries incurred after the date hereof and secured by any mortgage, security interest, pledge or lien other than those permitted by paragraph (a) of Section 10.08, and (ii) all Attributable Debt with respect to Sale and Leaseback Transactions entered into by the Company and Restricted Subsidiaries after the date hereof other than those permitted by paragraph (a) of Section 10.09.

                  "Foreign Currency" means a currency issued by the government of any country other than the United States of America or any composite currency (including, without limitation, the European Currency Unit).

                  "Funded Debt" means any indebtedness of the Company or a Restricted Subsidiary for borrowed money having a maturity of more than 12 months from the date such indebtedness was incurred or having a maturity of less than 12 months but by its terms being renewable or extendable beyond 12 months from the date such indebtedness was incurred at the option of the obligor.

                  "Global Security" means a Security evidencing all or part of a series of Securities which the applicable Issuer executed and authenticated and delivered to the Depositary or pursuant to the Depositary's instructions, and which the Guarantor executed, as applicable, the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed on, all in accordance with this Indenture and pursuant to an Issuer Order, which shall be registered in the name of the Depositary or its nominee and which shall represent the amount of uncertificated Securities as specified therein.

                  "Government Obligations" means securities that are (i) direct obligations of the government which issued the currency in which the Securities of a particular series are payable or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government which issued the currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed by such government, which, in either case, are full faith and credit obligations of such government payable in such currency and are not callable or redeemable at the option of the issuer thereof.

                  "Guarantee" means the irrevocable and unconditional guarantee by the Guarantor of any Security of any series of any Subsidiary Issuer authenticated and delivered pursuant to this Indenture either (i) if specified in a Board Resolution of the Guarantor as contemplated by Section 3.01 and endorsed on such Security or (ii) otherwise applicable pursuant to Article XIII.

                  "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

                  "Holder" means, (i) with respect to Securities of any series of Crown UK issued in the form of one or more UK Global Securities, the bearer thereof or its nominee, which shall initially be the Bearer Security Depositary and (ii) otherwise a Person in whose name a Security is registered in the Security Register.

                  "Indemnifiable Transaction" shall have the meaning specified in Section 8.05.

                  "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.01.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the applicable Issuer.

                  "interest", when used with respect to a Discounted Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Issuer" means (i) any of the Persons named as an "Issuer" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture in respect of any such Person, and thereafter "Issuer", in respect of such Person, shall mean such successor Person and (ii) when used with respect to Securities, shall mean the Issuer of Securities of the relevant series.

                  "Issuer Request" or "Issuer Order" means, with respect to Securities of a series, a written request or order signed in the name of the Issuer or the Guarantor of such Securities by any one of such Issuer's or the Guarantor's Chairman of the Board, President or a Vice President, and by any one of such Issuer's or the Guarantor's Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary, and delivered to the Trustee.

                  "Judgment Currency" has the meaning specified in
Section 1.18.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Officers' Certificate", with respect to the Company means a certificate signed by the Chairman of the Board, the President, a Vice President or the Treasurer, and by the Secretary or an Assistant Secretary, of such Issuer or the Guarantor, as the case may be, or, in the case of Crown UK or Crown France, any authorized officer or director, and in each case delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for an Issuer or the Guarantor (including in-house counsel) or the Trustee, and who shall be acceptable to the Trustee.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the applicable Issuer or the Guarantor) in trust or set aside and segregated in trust by the applicable Issuer or the Guarantor (if such Issuer or the Guarantor shall act as its own or their own Paying Agent) for the Holders of such Securities; provided
                                                                     --------
         that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (c) Securities, except to the extent provided in Section 4.03, as to which the applicable Issuer or the Guarantor has effected defeasance as provided in Article IV; and

                  (d) Securities that have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the applicable Issuer;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder as of any date,
(i) Securities owned by any of the Issuers or the Guarantor or any other obligor upon the Securities or any Affiliate of any of the Issuers or the Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that (A) in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded and (B) Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not an Issuer or the Guarantor or any other obligor upon the Securities or any Affiliate of an Issuer or the Guarantor or such other obligor;
(ii) the principal amount of any Discounted Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration pursuant to Section 5.02; (iii) if the principal amount of a Security payable at Maturity is to be determined by reference to an index or indices, the principal amount of such Security that shall be deemed to be Outstanding shall be the face amount thereof; (iv) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as established as contemplated by Section 3.01; and (v) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the equivalent in Dollars, determined as of such date in the manner established as contemplated by Section 1.15, of the principal amount of such Security (or, in the case of a Security described in Clause (ii) or (iii) above, of the amount determined as provided in such Clause).

                  "Paying Agent" means any Person authorized by any Issuer to pay the principal of (and premium, if any) or interest on any Securities on behalf of such Issuer.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 3.01.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

                  "Primary Treasury Dealer" has the meaning set forth in Section 1.01 in the definition of "Reference Treasury Dealer."

                  "Principal Property" means any single manufacturing or processing plant or warehouse (excluding any equipment or personalty located therein), other than any such plant or warehouse or portion thereof that the Board of Directors of the Company reasonably determines is not of material importance to the business conducted by the Company and its Subsidiaries as an entirety.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption established by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed established pursuant to this Indenture.

                  "Reference Treasury Dealer" means each of Salomon Brothers Inc, CS First Boston Corporation, Chase Securities Inc., J.P. Morgan Securities Inc. and their respective successors; provided, however, that if any of the
                                      --------  -------
foregoing shall cease to be a primary United States government securities dealer in New York City (a "Primary Treasury Dealer"), the applicable Issuer shall substitute therefor another Primary Treasury Dealer.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose established as contemplated by Section 3.01.

                  "Remaining Scheduled Payments" means, with respect to any Security, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date
                              --------  -------
is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

                  "Required Currency" has the meaning specified in Section 3.13.

                  "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                  "Restricted Subsidiary" means any Subsidiary that owns, operates or leases one or more Principal Properties.

                  "Securities" has the meaning specified in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" means with respect to the Company each corporation of which the Company, or the Company and one or more Subsidiaries, or any one or more Subsidiaries, directly or indirectly own securities entitling the holders thereof to elect a majority of the directors, either at all times or so long as there is no default or contingency that permits the holders of any other class or classes of securities to vote for the election of one or more directors.

                  "Subsidiary Assignee" shall have the meaning set forth in
Section 8.02.

                  "Succession Date" has the meaning specified in Section 11.08.

                  "Successor" shall have the meaning set forth in Section 8.02.

                  "Successor Additional Amounts" shall have the meaning set forth in Section 8.02.

                  "Tax Event" shall have the meaning set forth in Section 11.10.

                  "Tax Event Securities" shall have the meaning set forth in
Section 11.10.

                  "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed, except as provided in Section 9.05; provided, however, that in the event the
                                    --------  -------
Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "UK Global Security" means a Security evidencing all or part of a series of Securities which Crown UK executed and authenticated and delivered to the Bearer Security Depositary or pursuant to the Bearer Security Depositary's instructions, and which the Guarantor executed, as applicable, the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed on, all in accordance with this Indenture and pursuant to an Issuer Order, which shall be in bearer form and represent the amount of uncertificated Securities as specified therein.

                  "Yield to Maturity", when used with respect to any Discounted Security, means the yield to maturity, if any, set forth on the face thereof.

                  SECTION 1.02. Compliance Certificates and Opinions. Upon any
                                ------------------------------------
application or request by an Issuer or the Guarantor to the Trustee to take any action under any provision of this Indenture, such Issuer or the Guarantor shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate (other than certificates provided pursuant to Section 10.10) or opinion by or on behalf of an Issuer or the Guarantor with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 1.03. Form of Documents Delivered to Trustee. In any
                                --------------------------------------
case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, any one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of an Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of such Issuer or the Guarantor stating that the information with respect to such factual matters is in the possession of such Issuer or the Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.04.  Acts of Holders.  (a)  Any request, demand,
                                 ---------------
authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the applicable Issuer and to the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee, such Issuer and the Guarantor, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Securities other than Securities issued as UK Global Securities shall be proved by the Security Register. The bearer of any Securities issued as a UK Global Security shall be treated as the owner thereof for all purposes, subject to the terms of this Indenture.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or Act by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the applicable Issuer or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

                  SECTION 1.05. Notices, etc., to Trustee and Issuers and the
                                ---------------------------------------------
Guarantor. Any request, demand, authorization, direction, notice, consent,
---------
waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Trustee by any Holder or by an Issuer or the Guarantor shall be sufficient for every purpose hereunder if mailed first class, postage prepaid to, or otherwise made, given, furnished or filed, in writing, to or with the Trustee at its principal Corporate Trust Office, Attention: Corporate Trust Administration; or

(b) an Issuer or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose (except as provided in Sections 5.01(d), 3.12 and 3.13) hereunder if in writing and mailed, first-class postage prepaid, to such Issuer or Guarantor addressed to such party at the respective addresses of their principal offices specified in Annex A to this instrument or at any other address previously furnished in writing to the Trustee.

                  SECTION 1.06. Notice to Holders; Waiver. Where this Indenture
                                -------------------------
provides for notice to Holders of Securities of any series of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid at the expense of the applicable Issuer, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  SECTION 1.07. Conflict with Trust Indenture Act. If any
                                ---------------------------------
provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                  SECTION 1.08. Effect of Headings and Table of Contents. The
                                ----------------------------------------
Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.09. Successors and Assigns. All covenants and
                                ----------------------
agreements in this Indenture by the Issuers or the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

                  SECTION 1.10. Severability Clause. In case any provision in
                                -------------------
this Indenture or in the Securities or the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.11. Benefits of Indenture. Nothing in this Indenture
                                ---------------------
or in the Securities or the Guarantees, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and, the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.12. Governing Law. This Indenture, the Securities
                                -------------
and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York, but without regard to the principles of conflicts of law thereof, except as may otherwise be required by mandatory provisions of law and except that all matters governing the authorization and execution of this Indenture and the Securities by each Subsidiary Issuer will be governed by and construed in accordance with the laws of the jurisdiction of organization of such Subsidiary Issuer.

                  SECTION 1.13. Submission to Jurisdiction; Appointment of Agent
                                ------------------------------------------------
for Service of Process. Each of the Company and each Subsidiary Issuer hereby
----------------------
appoints CT Corporation System, 1633 Broadway, New York, New York 10019 as its authorized agent (the "Authorized Agent") upon which process may be served in any legal action or proceeding against it with respect to its obligations under this Indenture or the Securities of any series either as Issuer thereof or Guarantor, as the case may be, instituted in any Federal or State court in the Borough of Manhattan, The City of New York by the Trustee or by the Holder of such Security and each of the Company and each Subsidiary Issuer hereby irrevocably submits to the non-exclusive jurisdiction of any such court in respect of any such legal action or proceeding and waives any objection it may have to the laying of the venue of any such legal action or proceeding. The Company and the Subsidiary Issuers, jointly, reserve the right to appoint another Person located or with an office in the Borough of Manhattan, The City of New York, selected in their discretion, as a successor Authorized Agent, and upon acceptance of such appointment by such a successor the appointment of the prior Authorized Agent shall terminate. If for any reason CT Corporation System ceases to be able to act as the Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Company and the Subsidiary Issuers, jointly, will appoint a successor Authorized Agent in accordance with the preceding sentence. Each of the Company and each of the Subsidiary Issuers further agrees to take any and all action, including the filing of any and all documents and instruments, as may be necessary to continue such designation and appointment of such agent in full force and effect until this Indenture has been satisfied and discharged in accordance with Article IV or Article X hereof. Service of process upon the Authorized Agent addressed to it at the address set forth above, as such address may be changed within the Borough of Manhattan, The City of New York by notice given by the Authorized Agent to the Trustee, together with written notice of such service mailed or delivered to the Company or the applicable Subsidiary Issuer shall be deemed, in every respect, effective service of process on the Company or such Subsidiary Issuer, as the case may be.

                  SECTION 1.14. Legal Holidays. In any case where any Interest
                                --------------
Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) or any Additional Amounts need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such next succeeding Business Day.

                  SECTION 1.15. Certain Matters Relating to Currencies. Whenever
                                --------------------------------------
any action or Act is to be taken hereunder by the Holders of Securities denominated in different currencies or currency units, then for purposes of determining the principal amount of Securities held by such Holders, the aggregate principal amount of the Securities denominated in a foreign currency or currency unit shall be deemed to be that amount of Dollars that could be obtained for such principal amount on the basis of a spot rate of exchange specified to the Trustee for such series in an Officers' Certificate for such Foreign Currency or currency unit into Dollars as of the date the taking of such action or Act by the Holders of the requisite percentage in principal amount of Securities is evidenced to such Trustee.

                  The Trustee shall segregate moneys, funds and accounts held by the Trustee in one currency or currency unit from any moneys, funds or accounts held in any other currencies or currency units, notwithstanding any provision herein that would otherwise permit the Trustee to commingle such amounts.

                  SECTION 1.16. Indenture, Securities and Guarantees Solely
                                -------------------------------------------
Corporate Obligations. No recourse for the payment of the principal of or
---------------------
premium, if any, or interest or any Additional Amounts on any Security, or for any claim based thereon, and no recourse under or upon any obligation, covenant or agreement of any Issuer or the Guarantor in this Indenture or in any supplemental indenture, or under the Guarantees, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of any Issuer or the Guarantor or of any successor corporation, either directly or through any Issuer or the Guarantor or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for the execution of this Indenture and the Guarantees and the issue of the Securities.

                  SECTION 1.17. Execution in Counterparts. This Indenture may be
                                -------------------------
signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Indenture.

                                  ARTICLE II

                                Security Forms
                                --------------

                  SECTION 2.01. Forms Generally. The Securities of each series
                                ---------------
shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary or Bearer Security Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the applicable Issuer and delivered to the Trustee at or prior to the delivery of the Issuer Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

                  The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

                  If Article XIII is to be applicable to Securities of any series then the Securities of each such series shall bear a notation of the Guarantees in substantially the form set forth in Section 2.04. For any other series of Securities, the Guarantees shall be endorsed on the Securities and shall be substantially in the form established by or pursuant to a Board Resolution of the Guarantor in accordance with Section 3.01 or one or more indentures supplemental hereto. Notwithstanding the foregoing, the notation of the Guarantees to be endorsed on the Securities of any series may have such appropriate insertions, omissions, substitutions and other corrections from the forms thereof referred to above as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers delivering the same, in each case as evidenced by such delivery.

                  The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  SECTION 2.02.  Form of Face of Security. [If the Security is a
                                 ------------------------   --------------------
Discounted Security, insert--FOR PURPOSES OF SECTION 1232 OF THE UNITED STATES
-----------------------------
INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS SECURITY
IS    % OF ITS PRINCIPAL AMOUNT AND THE ISSUE DATE IS              , 19  .]

                  [If the Security is in registered form, insert -- UNLESS THIS
                   ------------------------------------------------
CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
(THE "DEPOSITARY") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME
OF                  OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO              , OR
TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF,
                     , HAS AN INTEREST HEREIN.

                  [If the Security is a Global Security or a UK Global Security,
                   ------------------------------------------------------------
insert-- UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN
--------
DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE [BEARER SECURITY] DEPOSITARY TO A NOMINEE OF THE [BEARER SECURITY] DEPOSITARY OR BY A NOMINEE OF THE [BEARER SECURITY] DEPOSITARY TO THE [BEARER SECURITY] DEPOSITARY OR ANOTHER NOMINEE OF THE [BEARER SECURITY] DEPOSITARY OR BY THE [BEARER SECURITY] DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR [BEARER SECURITY] DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR [BEARER SECURITY] DEPOSITARY.]

No.                                                                    $

                          [NAME OF APPLICABLE ISSUER]

                            ----------------------
                              [Title of Security]

                  [NAME OF APPLICABLE ISSUER], [a corporation duly organized and existing under the laws of Pennsylvania] [a societe anonyme organized under the laws of the Republic of France] [a public limited company organized under the laws of England and Wales] (herein called the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value
received, hereby promises to pay to [                    or registered assigns]
[the Holder upon surrender hereof], the principal sum of
           MILLION DOLLARS on, at the office or agency of the Issuer referred to below, [If the Security is to bear interest prior to Maturity, insert--, and
           ---------------------------------------------------------------
to pay interest thereon from December __, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually
on                     and
               in each year, commencing                         , 1997, [at the
rate of 2.00% per annum] [Or, if applicable, insert--at a rate per annum as
                          ---------------------------
hereinafter provided], until the principal hereof is paid or duly provided for [If applicable, insert--, and (to the extent that the payment of such interest
 -----------------------
shall be legally enforceable) at the rate of   % per annum on any overdue
principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to [the Holder hereof] [the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such
interest, which shall be the              or                        (whether or
not a Business Day), as the case may be, next preceding such Interest Payment Date, and at maturity, to the Persons to whom principal is payable.] [Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.]

                  [If applicable, insert -- If this Security is exchanged for
                   ------------------------
Securities in registered form during the period starting on an Interest Record Date relating to such registered Securities and ending on the immediately succeeding Interest Payment Date, the interest due on such Interest Payment Date shall be payable to the initial Holders of such registered Securities] [If
                                                                        --
applicable, insert -- Any interest paid on this Security shall be increased to
---------------------
the extent necessary to pay Additional Amounts as set forth in this Security.]

                  [If the Security is not to bear interest prior to Maturity,
                   ---------------------------------------------------------
insert--The principal of this Security shall not bear interest except in the
--------
case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this

Security shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand of the Holder hereof. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand of the Holder hereof.]

                  Payment of the principal of (and premium, if any) and [If
                                                                         --
applicable, insert--any such] interest on this Security will be made [If
--------------------                                                  --
applicable, insert -- to the Holder upon presentation] at the [If applicable,
---------------------                                          --------------
insert Corporate Trust Office of the Trustee in The City of New York otherwise
------                                                               ---------
insert office or agency of the Issuer maintained for that purpose in or at such
------
other office or agency of the Issuer as may be maintained for such purpose], in [such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts] [If applicable,
                                                          --------------
insert--provision for payment in Foreign Currency] [If applicable, insert--;
----------------------------------------------------------------------------
provided, however, that payment of interest may be made at the option of the
-----------------
Issuer by check drawn upon any Paying Agent and mailed on or prior to an Interest Payment Date to the address of the Person entitled thereto as such address shall appear on the Security Register].

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

                                            [NAME OF APPLICABLE ISSUER],

                                       By

                                          -----------------------------
                                          Name:
                                          Title:

[SEAL]

[Attest:

--------------------
Authorized Signature]



                  SECTION 2.03.  Form of Reverse of Security. This Security is
                                 ---------------------------
one of a duly authorized issue of Securities of the Issuer (herein called the "Securities"), issued and to be issued in one or more series under an indenture (herein called the "Indenture") dated as of December __, 1996, among the Issuer, [If applicable, insert -- Crown Cork & Seal Company Inc. (herein the "Guarantor"
 ------------------------
which term includes any successor Person under the Indenture referred to herein)], Crown Cork & Seal Finance PLC [If applicable, delete -- Crown Cork &
                                         ------------------------
Seal Finance PLC], Crown Cork & Seal Finance S.A. [If applicable, delete --
                                                   ------------------------
Crown Cork & Seal Finance S.A.] and                , as trustee (herein called
the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Issuer, [the Guarantor,] the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of a series designated on the face hereof [ , limited in aggregate principal amount to $_______].

                  [If applicable, insert -- The Securities of this series are
                   ------------------------
subject to redemption upon not less than 30 days' notice [by mail, [If
                                                                    --
applicable, insert -- (1) on ___________ in any year commencing with the year
---------------------
_____________ and ending with the year _____________ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time ([on or after _________________, 19__], as a whole or in part, at the election of the Issuer, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before ____________, __%, and if redeemed] during the 12-month period beginning __________ of the years indicated,

                   Redemption                       Redemption
         Year      Price            Year            Price
         ----      ----------       ----            ----------



and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to [the Holder hereof on such date] [the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [If applicable, insert -- The Securities of this series are
                   ------------------------
subject to redemption upon not less than 30 days' notice by mail, (1) on ___________ in any year commencing with the year ____ and ending with the year
____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after _______], as a whole or in part, at the election of the Issuer, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning _____ of the years indicated,

                       Redemption Price                   Redemption Price for
                       for Redemption through             Redemption Otherwise
                       Operation of the                   than through Operation
Year                   Sinking Fund                       of the Sinking Fund
----                   ----------------------             -------------------






and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to [the Holder hereof on such date] [the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [If applicable, insert -- Upon not less than 30 days' notice
                   ------------------------
by mail, the Securities will be redeemable as a whole or in part, at the option of the Issuer at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate [If applicable, insert -- plus _____
                                            ---------------------
basis points], plus in either case accrued interest on the principal amount being redeemed to the Redemption Date.]

                  [If applicable, insert -- Notwithstanding the foregoing, the
                   ---------------------
Issuer may not, prior to __________, redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operations by the application, directly or indirectly, of moneys borrowed having an interest cost to the Issuer (calculated in accordance with generally accepted financial practice) of less than % per annum.]

                  [If applicable, insert--[In addition to its ability to redeem this Security pursuant to the foregoing, this] [This] Security may be redeemed by the Issuer on the terms set forth, and as more fully described, in the Indenture, in certain circumstances where the Issuer would be required to pay Additional Amounts in respect hereof as a result of a change or amendment of any law, regulation or published tax ruling of the jurisdiction in which the Issuer or any Successor is organized, or any political subdivision or taxing authority thereof or therein, affecting taxation, or change in the official administration, interpretation or application thereof, in each case occurring after the issue date hereof or which change in such official administration, interpretation or application shall not have been available to the public prior to the issue date hereof, which change shall require the Issuer to pay Additional Amounts.]

                  [The sinking fund for this series provides for the redemption on _________ in each year beginning with the year___________ and ending with the year __________ of [not less than] $ [("mandatory sinking fund") and not more than $_________] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Issuer otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made.]

                  In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued [to] [in the name of] the Holder hereof upon the cancellation hereof.

                  [If applicable, insert -- Upon the occurrence of a Tax Event,
                   ------------------------
the Issuer will have the right to shorten the Stated Maturity of the Securities to the extent required, in the opinion of a nationally recognized independent tax counsel, such that, after the shortening of the Stated Maturity, interest paid on the Securities will be deductible for United States federal income tax purposes. In the event that the Issuer elects to exercise its rights to shorten the Stated Maturity of the Securities on the occurrence of a Tax Event, the Issuer will give a notice of shortened maturity to each Holder of the Securities stating the new Stated Maturity thereof within 60 days after the occurrence of such Tax Event.]

                  [If applicable, insert--The Indenture contains provisions for
                   -----------------------
defeasance at any time of the entire
indebtedness of the series of which this Security is a part or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.]

                  [If the Security is not a Discounted Security, -- If an Event
                   ------------------------------------------------
of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

                  [If the Security is a Discounted Security, -- If an Event of
                   --------------------------------------------
Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to-- insert formula for determining the amount. Upon payment (i)
                    -----------------------------------------
of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Issuer's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.)

                  [If applicable, insert--All payments pursuant to this Security shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the jurisdiction (the "applicable taxing jurisdiction") in which the Issuer or any Successor is organized or resident (or deemed for tax purposes to be resident) or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by the applicable taxing jurisdiction or any such subdivision or authority to be withheld or deducted. In that event, the Issuer will pay such Additional Amounts (as defined in the Indenture) as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to each Holder of a Security of the amounts which would have been payable in respect of the Security thereof had no such withholding or deduction been required, subject to certain exceptions as set forth in Section 10.07 of the Indenture.]

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer [and the Guarantor] and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer [, the Guarantor] and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer [and the Guarantor] with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest [and any Additional Amounts] on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                  [If the Security is in registered form, insert -- As provided
                   ---------------------------------------------
in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the [If applicable,
                                                                --------------
insert Corporate Trust Office of the Trustee in The City of New York otherwise
------                                                               ---------
insert office or agency of the Issuer maintained for such purpose in The City of
------
New York or at such other office or agency of the Issuer as may be maintained for such purpose], duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.]

                  The Securities of this series are issuable [in bearer form without coupons] [in registered form without coupons] in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made to the Holders for any [registration of] transfer or exchange or redemption of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  [Prior to and at the time of due presentment of this Security for registration of transfer,] the Issuer, [the Guarantor,] the Trustee and any agent of the Issuer [, the Guarantor,] or the Trustee may treat the [Person in whose name this Security is registered] [Holder] as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, [the Guarantor,] the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Security [if applicable, insert--and the notation of the Guarantees set forth below] which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  SECTION 2.04 Form of Notation of Guarantees. CROWN CORK & SEAL
                               -------------------------------
COMPANY, INC., a Pennsylvania corporation (the "Guarantor", which term includes any Successor under the Indenture (the "Indenture") referred to in the Security on which this notation is endorsed) has unconditionally guaranteed, pursuant to the terms of the Guarantees contained in Article XIII of the Indenture, the due and punctual payment of the principal of, and any premium, interest and Additional Amounts on, this Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Security and the Indenture.

                  The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article XIII of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantees.

                  The Guarantees shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantees is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.


                  IN WITNESS WHEREOF, the Guarantor has caused this instrument to be duly executed under its corporate seal.

                                            CROWN CORK & SEAL COMPANY, INC.,

                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

[SEAL]

Attest:

--------------------
Authorized Signature

                  SECTION 2.05 Form of Trustee's Certificate of Authentication.
                               -----------------------------------------------
This is one of the Securities referred to in the within-mentioned Indenture.


                                                THE BANK OF NEW YORK, as Truste

                                                By

                                                   -----------------------------
                                                        Authorized Signatory

Date:

                                  ARTICLE III

                                The Securities
                                --------------

                  SECTION 3.01 Amount Unlimited; Issuable in Series. The
                               -------------------------------------
aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to Board Resolutions of the applicable Issuer and the Guarantor, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of any series:

                  (1) the title of the Securities of the series
         (which shall distinguish the Securities of the series from all other Securities);


                  (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 3.04, 3.05, 3.06, 9.06 or 11.07);

                  (3) the date or dates on which the principal of, and any premium on, the Securities of the series is payable;

                  (4) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

                  (5) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable, any Securities of that series may be surrendered for exchange, and notices and demands to or upon the applicable Issuer and the Guarantor, in respect of the Securities of that series and this Indenture may be served;

                  (6) the period or periods within which, the price or prices at which, the currency or currency unit in which, and the terms and conditions upon which, Securities of the series shall be redeemed, in whole or in part, either at the option of the applicable Issuer of such Securities or mandatorily;

                  (7) the obligation, if any, of the applicable Issuer to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which, the currency or currency unit in which, and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
         Section 5.02;

                  (10) any Events of Default in addition to the Events of Default described in Section 5.01 and any covenants of the applicable Issuer or the Guarantor with respect to the Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

                  (11) if other than Dollars, the currency or currency unit in which payment of the principal of (and premium, if any) or interest, if any, on the Securities of the series shall be made or in which the Securities of the series shall be denominated and the particular provisions applicable thereto;

                  (12) if the principal of (and premium, if any) and interest, if any, on the Securities of the series are to be payable, at the election of the applicable Issuer or a Holder thereof, in a currency or currency unit other than that in which such Securities are denominated or stated to be payable, the currency or currency unit in which the principal of (and premium, if any) and interest, if any, on such Securities as to which such election is made shall be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the currency or currency unit in which such Securities are denominated or stated to be payable and the currency or currency unit in which such Securities are to be so payable;

                  (13) if the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index based on a currency or currency unit other than that in which such Securities are denominated or stated to be payable or any other index or formula, the manner in which such amounts shall be determined;

                  (14) if the Securities will be entitled to the benefits of the Guarantees afforded by Article XIII of the Indenture or, if not, the form of the Guarantees to be endorsed on the Securities;

                  (15) where appropriate, that the Securities of the series, in whole or in part, shall not be defeasible pursuant to Article IV or
         Article X;

                  (16) if the Securities of the series do not bear interest, the applicable dates for purposes of Section 7.01;

                  (17) if the provisions of Section 4.01 relating to the satisfaction and discharge of Securities of any series shall apply to the Securities of such series; or if provisions for the satisfaction and discharge of this Indenture other than as set forth in Section 4.01 shall apply to the Securities of the series;

                  (18) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities or UK Global Securities and, in such case, the Depositary or Bearer Security Depositary for such Global or UK Global Securities, as the case may be; and whether such Global Securities or UK Global Securities shall be temporary or permanent; and whether the Securities of the series shall be issued in bearer form (including Securities registrable as to principal only) with or without interest coupons and, if applicable, the exchangeability of such Securities with Securities issued in fully registered form;

                  (19) if the Securities of any series may be converted into or exchanged for any other securities, the terms and conditions of such conversion or exchange; and

                  (20) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture except as permitted by Section 9.01(e)).

                  All Securities of any one series shall be substantially identical except as to denomination, and except as may otherwise be provided in or pursuant to such Board Resolutions or supplemental indentures relating thereto. The terms of such Securities, as set forth above, may be determined by the applicable Issuer from time to time if so provided in or established pursuant to the authority granted in Board Resolutions of the applicable Issuer and the Guarantor. All Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Securities of such series.

                  If any of the terms of the series are established by action taken pursuant to Board Resolutions or supplemental indentures, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the applicable Issuer or the Guarantor, as the case may be, and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

                  SECTION 3.02.  Denominations.  Securities of all series
                                 --------------
(other than Securities issued as UK Global Securities) shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 3.01 which may be in Dollars or in any Foreign Currency. Any Securities issued as UK Global Securities shall be issuable in bearer form without coupons in such denominations as shall be specified as contemplated by Section 3.01 which may be in Dollars or in any Foreign Currency. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

                  SECTION 3.03. Execution, Authentication, Delivery and Dating.
                                -----------------------------------------------
The Securities shall be executed on behalf of the applicable Issuer and any Guarantees to be endorsed on the Securities shall be executed on behalf of the Guarantor by the Chairman of the Board, the President or one of the Vice Presidents of such Issuer or the Guarantor, as the case may be, under the corporate seal reproduced thereon and, in the case of the Company, attested by the Secretary or one of the Assistant Secretaries, as the case may be; provided,
                                                                       --------
however, that any Securities issued hereunder by the Subsidiary Issuers may be
-------
executed by any authorized officer or director thereof and may, but need not, be signed under a corporate seal. The signature of any of these officers on the Securities and any Guarantees, as the case may be, may be manual or facsimile. The notation of any Guarantees, endorsed on the Securities, shall be executed as provided in Section 13.02.

                  Securities or any Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the applicable Issuer or the Guarantor, as the case may be, shall bind such Issuer or the Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or Guarantees or did not hold such offices on the date of such Securities or Guarantees.

                  At any time and from time to time after the execution and delivery of this Indenture, the applicable Issuer may deliver Securities of any series executed by such Issuer bearing the notation of any Guarantees pursuant to Article XIII or having any Guarantees endorsed thereon, as applicable, in each case executed by the Guarantor, to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Issuer Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions or supplemental indentures as permitted by Sections 2.01 and 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (a) if the form of such Securities or any Guarantees has been established by or pursuant to Board Resolutions or indentures supplemental hereto as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

                  (b) if the terms of such Securities or any Guarantees have been established by or pursuant to Board Resolutions or indentures supplemental hereto as permitted by Section 3.01, that such terms have been established in conformity with the provisions of this Indenture; and

                  (c) that such Securities and any Guarantees thereof, when authenticated and delivered by the Trustee and issued by the applicable Issuer and the Guarantor in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of such Issuer and the Guarantor, respectively, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities, the Guarantees and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  Each Security shall be dated the date of its authentication.

                  No Security or Guarantee shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security or Guarantee has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                  The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute delivery of any Guarantees endorsed or noted thereon on behalf of the Guarantor. The Guarantor by its execution of this Indenture hereby authorizes the applicable Subsidiary Issuer, in the name and on behalf of the Guarantor, to confirm the applicable Guarantees to the Holder of each Security authenticated and delivered hereunder by its execution and delivery of each such Security, with such Guarantees noted or endorsed thereon, authenticated and delivered by the Trustee. When delivered pursuant to the provisions of Section 3.03 hereof, only Guarantees endorsed or noted on the Securities shall bind the Guarantor notwithstanding the fact that the Guarantees do not bear the signature of the Guarantor.

                  SECTION 3.04. Temporary Securities. Pending the preparation of
                                ---------------------
definitive Securities of any series, the applicable Issuer may execute, and the Guarantor may execute, as applicable, the notation of any Guarantees pursuant to
Article XIII or any Guarantees endorsed on, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities or Guarantees or notations of the Guarantees pursuant to Article XIII, as applicable, may determine, as conclusively evidenced by their execution of such Securities or Guarantees or notations, as the case may be.

                  If temporary Securities of any series are issued, the applicable Issuer will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of such Issuer in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Issuer shall execute, and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article XIII or the Guarantees endorsed on, and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations. Until so exchanged the temporary Securities of such series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

                  SECTION 3.05. Registration, Registration of Transfer and
                                ------------------------------------------
Exchange. Each of the Issuers shall cause to be kept at the Corporate Trust
---------
Office of the Trustee a register (the register maintained in such office and in any other office or agency of such Issuer in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, such Issuer shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security of any series at the office or agency of the applicable Issuer in a Place of Payment for such series, such Issuer shall execute, and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article XIII or the Guarantees endorsed on, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denomination or denominations and of a like aggregate principal amount and with the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed thereon.

                  At the option of the Holder, Securities may be exchanged for other Securities of the same series of any authorized denomination or denominations and of a like aggregate principal amount and with the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed thereon, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the applicable Issuer shall execute, and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article XIII or the Guarantees endorsed on, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities and any Guarantees issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the applicable Issuer and the Guarantor, respectively, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange and any Guarantees thereof.

                  Every Security presented or surrendered for registration of transfer, or for exchange or redemption shall (if so required by the applicable Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to such Issuer and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made to a Holder for any registration of transfer or exchange or redemption of Securities, but the applicable Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.

                  The applicable Issuer shall not be required (a) to issue, register the transfer of, or exchange, any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of any Securities of that same series selected for redemption under Section 11.03 and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

                  The provisions of this Section 3.05 shall not apply to any Securities issued in bearer form.

                  SECTION 3.06. Mutilated, Destroyed, Lost and Stolen
                                -------------------------------------
Securities. If any mutilated Security is surrendered to the Trustee, the
-----------
applicable Issuer shall execute and the Guarantors shall execute, as applicable, the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed on, and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount, having the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed thereon, as applicable, and bearing a number not contemporaneously outstanding.

                  If (i) the applicable Issuer, the Guarantor and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the applicable Issuer, the Guarantor and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to such Issuer, the Guarantor and the Trustee that such Security has been acquired by a bona fide purchaser, such Issuer shall execute, and the Guarantors shall execute, as applicable, the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed on, and upon such Issuer's written request, the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, having the notation of any Guarantees pursuant to
Article XIII or any Guarantees endorsed thereon, as applicable, and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the applicable Issuer or the Guarantor, each in its discretion, may, instead of issuing a new Security, pay any such Security.

                  Upon the issuance of any new Securities under this Section, the applicable Issuer or the Guarantor, as the case may be, may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security, and any Guarantees thereof, shall constitute an original additional contractual obligation of the applicable Issuer and the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities and Guarantees of such series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 3.07. Payment of Interest; Interest Rights Preserved.
                                -----------------------------------------------
Interest on any Security of any series other than series of Securities issued as UK Global Securities which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name the Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Interest on any series of Securities issued as UK Global Securities which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Holder thereof.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date ("Defaulted Interest") shall forthwith cease to be payable to the Holder in accordance with the preceding paragraph, and such Defaulted Interest may be paid by the applicable Issuer or the Guarantor, at its election in each case, as provided in Clause (a) or (b) below:

                  (a) The applicable Issuer or the Guarantor may elect to make payment of any Defaulted Interest to the Holders of the Securities of such series (or their respective Predecessor Securities) at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. Such Issuer or the Guarantor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time such Issuer or Guarantor shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify such Issuer and the Guarantor in writing of such Special Record Date and, in the name and at the expense of such Issuer or the Guarantor, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons entitled thereto pursuant to the first sentence of this Clause (a) and shall no longer be payable pursuant to the following Clause (b).

                  (b) The applicable Issuer or the Guarantor may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by such Issuer or the Guarantor to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 3.08. Persons Deemed Owners. Prior to and at the time
                                ----------------------
of due presentment of a Security for registration of transfer, the applicable Issuer, the Guarantor, the Trustee and any agent of such Issuer, the Guarantor or the Trustee may treat the Holder thereof as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest and any Additional Amounts on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither such Issuer, the Guarantor, the Trustee nor any agent of such Issuer, the Guarantor or the Trustee shall be affected by notice to the contrary.

                  SECTION 3.09. Cancelation. All Securities surrendered for
                                ------------
payment, redemption, registration of
transfer or exchange, or for credit against any sinking fund payment, shall be delivered to the Trustee and shall be promptly canceled by it. Any Issuer or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which such Issuer or the Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be delivered to the applicable Issuer.

                  SECTION 3.10. Computation of Interest. Except as otherwise
                                ------------------------
specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                  SECTION 3.11. Global Securities. If an Issuer shall establish
                                ------------------
pursuant to Section 3.01 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then such Issuer shall execute, and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed on, and the Trustee shall, in accordance with Section 3.03 and the Issuer Order with respect to such series, authenticate and deliver one or more Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary". The Trustee shall deal with the Depositary and its participants as representatives of the Beneficial Owners of the Global Securities for purposes of exercising the rights of the Holders hereunder and under any Guarantees and the rights of the Beneficial Owners of the Global Securities shall be limited to those established by law and agreements between such Beneficial Owners and the Depositary and its participants. Beneficial Owners shall not be entitled to certificates for Global Securities as to which they are the Beneficial Owners. Requests and directions from, and votes of, such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners.

                  Except as otherwise provided herein, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary. The Beneficial Owner's ownership of Securities shall be recorded on the records of a participant of the Depositary that maintains such Beneficial Owner's account for such purpose and the participant's record ownership of such Securities shall be recorded on the records of the Depositary.

                  If at any time the Depositary for the Securities of a series, whether as Holder of a Global Security or the recipient of certificateless depositary interests in a UK Global Security, notifies the applicable Issuer that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for Securities of a series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and such Issuer shall not have appointed a successor Depositary with respect to the Securities of such series, such Issuer will execute, and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed on, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or UK Global Security representing such series in exchange for such Global Security or UK Global Security, having the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed thereon. In addition, if at any time there shall have occurred and be continuing an Event of Default under this Indenture with respect to the Securities of such series, any Holder of the Global Security, upon written request given by registered or certified mail to the applicable Issuer, shall be entitled to receive definitive Securities in an aggregate principal amount equal to and in exchange for its respective beneficial interest in the Global Security, executed, authenticated and delivered as aforesaid.

                  The applicable Issuer may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, such Issuer will execute, and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed on, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities, having the notation of any Guarantees pursuant to
Article XIII or any Guarantees endorsed thereon.

                  If specified by the applicable Issuer pursuant to Section 3.01 which respect to Securities of a series, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive form on such terms as are acceptable to such Issuer and such Depositary. Thereupon, the applicable Issuer shall execute, and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed on, and the Trustee shall authenticate and deliver, without charge,

                  (i) to each Person specified by the Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security, having the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed thereon; and

                  (ii) to the Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to the Beneficial Owners thereof, having the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed thereon.

                  Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be canceled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section
3.11 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

                  SECTION 3.12. UK Global Securities. If Crown UK shall
                                ---------------------
establish pursuant to Section 3.01 that the Securities of a series are to be issued in whole or in part in the form of one or more UK Global Securities, then Crown UK shall execute, and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed on, and the Trustee shall, in accordance with Section 3.03 and the Issuer Order with respect to such series, authenticate and deliver one or more UK Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the outstanding Securities of such series to be represented by one or more UK Global Securities, (ii) shall be delivered by the Trustee to the Bearer Security Depositary or pursuant to the Bearer Security Depositary's instruction and (iii) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Bearer Security Depositary to a nominee of the Bearer Security Depositary or by a nominee of the Bearer Security Depositary to the Bearer Security Depositary or another nominee of the Bearer Security Depositary or by the Bearer Security Depositary or any such nominee to a successor Bearer Security Depositary or a nominee of such successor Bearer Security Depositary". Pursuant to the Bearer Security Depositary Agreement, the Bearer Security Depositary shall issue a certificateless depositary interest representing an amount equal to the aggregate principal amount of the UK Global Security or Securities to the Depositary, which upon its confirmation that the Bearer Security Depositary or a nominee thereof has custody of the UK Global Security or Securities and acceptance of such certificateless depositary interest, shall credit accounts of Persons held with it with the respective principal amounts of the series of Securities represented by such UK Global Security or Securities. The Trustee shall deal with the Bearer Security Depositary for purposes of exercising the rights of the Holders hereunder and under any Guarantees and the rights of the Beneficial Owners of the UK Global Securities shall be limited to those established by law and agreements between such Beneficial Owners and the Depositary and its participants. The Beneficial Owner's ownership of Securities shall be recorded on the records of a participant of the Depositary that maintains such Beneficial Owner's account for such purpose and the participant's record ownership of such Securities shall be recorded on the records of the Depositary. Dealings between the Bearer Security Depositary and the Depositary and its participants relating to exercising the rights of the Holders hereunder and under any Guarantees and the rights of the Beneficial Owners of the UK Global Securities shall be governed by the Bearer Security Depositary Agreement. Beneficial Owners shall not be entitled to certificates for UK Global Securities as to which they are the Beneficial Owners. Requests and directions from, and votes of, such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners.

                  Except as otherwise provided herein, unless and until a UK Global Security is exchanged in whole or in part for Securities in definitive form, (i) such UK Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Bearer Security Depositary for such series to a nominee of such Bearer Security Depositary or by a nominee of such Bearer Security Depositary to such Bearer Security Depositary or another nominee of such Bearer Security Depositary or by such Bearer Security Depositary or any such nominee to a successor Bearer Security Depositary for such series or a nominee of such successor Bearer Security Depositary, and (ii) the certificateless depositary interest in such UK Global Security held by the Depositary may not be transferred except as a whole by such Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary or a nominee of such Successor Depositary.

                  If at any time the Bearer Security Depositary for the Securities of a series notifies Crown UK that it is unwilling or unable to continue as Bearer Security Depositary for the Securities of such series and Crown UK shall not have appointed a successor Bearer Security Depositary with respect to the Securities of such series, Crown UK will execute, and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed on, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the UK Global Security or Securities representing such series in exchange for such UK Global Security or Securities, having the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed thereon. In addition, if at any time there shall have occurred and be continuing an Event of Default under this Indenture with respect to the Securities of such series, any Holder of the UK Global Security, upon written request given by registered or certified mail to Crown UK shall be entitled to receive definitive Securities in an aggregate principal amount equal to and in exchange for its respective beneficial interest in the UK Global Security, executed, authenticated and delivered as aforesaid.

                  Crown UK may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more UK Global Securities shall no longer be represented by such UK Global Security or Securities. In such event, Crown UK will execute, and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed on, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the UK Global Security or Securities representing such series in exchange for such UK Global Security or Securities, having the notation of any Guarantees pursuant to
Article XIII or any Guarantees endorsed thereon.

                  If specified by Crown UK pursuant to Section 3.01 which respect to Securities of a series, the Bearer Security Depositary for such series of Securities may surrender a UK Global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive form on such terms as are acceptable to Crown UK, the Bearer Security Depositary and the Depositary. Thereupon, Crown UK shall execute, and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article XIII or any Guarantees endorsed on, and the Trustee shall authenticate and deliver, without charge,

                  (i) to each Person specified by the Bearer Security Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the UK Global Security, having the notation of any Guarantees pursuant to
         Article XIII or any Guarantees endorsed thereon; and

                  (ii) to the Bearer Security Depositary a new UK Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered UK Global Security and the aggregate principal amount of Securities delivered to the Beneficial Owners thereof, having the notation of any Guarantees pursuant to
         Article XIII or any Guarantees endorsed thereon.

                  Upon the exchange of a UK Global Security for Securities in definitive form, such UK Global Security shall be canceled by the Trustee. Securities issued in exchange for a UK Global Security pursuant to this Section
3.12 shall be issued only in registered form and shall be registered in such names and in such authorized denominations as the Bearer Security Depositary for such UK Global Security, pursuant to instructions from the Depositary and its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

                  SECTION 3.13. Payment To Be in Proper Currency. Each reference
                                ---------------------------------
in any Securities to any currency shall be of the essence. In the case of any Securities denominated in any currency (the "Required Currency") other than Dollars, except as otherwise provided therein, the obligation of the applicable Issuer and the Guarantor to make any payment of the principal, premium or interest or any Additional Amounts thereon shall not be discharged or satisfied by any tender by such Issuer or the Guarantor, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the applicable Issuer and the Guarantor, and such Issuer and the Guarantor shall remain fully liable for any shortfall or delinquency in the full amount of the Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor. In the event of such a shortfall, the Trustee shall make payments on a pro rata basis unless otherwise notified by the Issuer in writing. Each Issuer and the Guarantor hereby waive any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.

                  SECTION 3.14. CUSIP Numbers. Any Issuer in issuing Securities
                                --------------
of any series may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is
            --------
made as to the correctness of such numbers either as printed on such Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on such Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The applicable Issuer will promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE IV

                          Satisfaction and Discharge
                          --------------------------

                  SECTION 4.01. Satisfaction and Discharge of any Series. (a)
                                -----------------------------------------
The applicable Issuer and the Guarantor shall be deemed to have satisfied and discharged the entire indebtedness on all the Securities of any particular series (i) that have become due and payable, or (ii) that by their terms are to become due and payable at their Stated Maturity within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the Securities of such series, or (iii) with respect to which this Section 4.01 is specified to be applicable pursuant to Section 3.01, and, so long as no Event of Default shall be continuing, the Trustee for the Securities of such series, upon Issuer Request and at the expense of the applicable Issuer or the Guarantor, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when:

                  (1) either

                           (A) all Securities of such series theretofore
                  authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) any Securities and coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                  Section 3.06, (ii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date and (iii) Securities and coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by such Issuer or the Guarantor and thereafter repaid to such Issuer or the Guarantor, as the case may be, or discharged from such trust, as provided in the last paragraph of Section 10.03) have been delivered to such Trustee for cancellation; or

                           (B) with respect to all Outstanding Securities of
                  such series described in (A) above (and, in the case of (i) or (ii) below, any coupons appertaining thereto) not theretofore so delivered to the Trustee for the Securities of such series for cancellation:

                                    (i) such Issuer or the Guarantor has
                           deposited or caused to be deposited with such Trustee as trust funds in trust an amount in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series), sufficient to pay and discharge the entire indebtedness on all such Outstanding Securities of such series and any related coupons for unpaid principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or any Redemption Date as contemplated by Section 4.02, as the case may be; or

                                    (ii) such Issuer or the Guarantor has
                           deposited or caused to be deposited with such Trustee as obligations in trust such amount of Government Obligations denominated in the Required Currency as will, as evidenced by a Certificate of a Firm of Independent Public Accountants delivered to such Trustee, together with the predetermined and certain income to accrue thereon (without consideration of any reinvestment thereof), be sufficient to pay and discharge when due the entire indebtedness on all such Outstanding Securities of such series and any related coupons for unpaid principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or any Redemption Date as contemplated by Section 4.02, as the case may be; or

                                    (iii) such Issuer or the Guarantor has
                           deposited or caused to be deposited with such Trustee in trust an amount equal to the amount referred to in clause (i) or (ii) in any combination of currency or currency unit or Government Obligations;

                  (2) such Issuer or the Guarantor has paid or caused to be paid all other sums payable with respect to the Securities of such series and any related coupons;

                  (3) such Issuer or the Guarantor has delivered to such Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Securities of such series and any related coupons have been complied with; and

                  (4) the applicable Issuer or the Guarantor, as the case may be, shall have delivered to the Trustee, not later than the date of such deposit, an Opinion of Counsel stating that the Holders of the Securities of all series will not recognize gain or loss for Federal income tax purposes or be subject to any taxes or recognize gain or loss for income tax purposes in the jurisdictions in which such Issuer is organized, resident or carries on a business as a result of such deposit and defeasance and will be subject to Federal income tax and income taxes, capital and other taxes, including withholding taxes in such jurisdictions on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

                  (b) Upon the satisfaction of the conditions set forth in this
Section 4.01 with respect to all the Securities of a series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture and any Guarantees, shall no longer be binding upon, or applicable to, the applicable Issuer and the Guarantor, and the Holders of the Securities of such series and any related coupons shall look for payment only to the funds or obligations deposited with the Trustee pursuant to
Section 4.01(a)(1)(B); provided, however, that in no event shall the applicable
                       --------  -------
Issuer and the Guarantor be discharged from (i) any payment obligations in respect of Securities of such series and any related coupons which are deemed not to be Outstanding under clause (c) of the definition thereof if such obligations continue to be valid obligations of the applicable Issuer under applicable law, (ii) any obligations under Sections 4.02(b), 6.07, 6.10 and
10.12 and (iii) any obligations under Sections 3.05 and 3.06 (except that Securities of such series issued upon registration of transfer or exchange or in lieu of mutilated, destroyed, lost or stolen Securities and any related coupons shall not be obligations of the applicable Issuer and the Guarantor) and Sections 3.13, 7.01 and 10.02; and provided further, that in the event a
                                   ----------------
petition for relief under the Bankruptcy Act of 1978 or Title 11 of the United States Code or a successor statute is filed and not discharged with respect to the applicable Issuer or the Guarantor within 91 days after the deposit, the entire indebtedness on all Securities of such series and any related coupons shall not be discharged, and in such event the Trustee shall return such deposited funds or obligations as it is then holding to the applicable Issuer or the Guarantor, as the case may be, upon Issuer Request.

                  SECTION 4.02. Application of Trust Money. (a) All money and
                                ---------------------------
obligations deposited with the Trustee for any series of Securities pursuant to
Section 4.01 and Section 10.12 shall be held irrevocably in trust and shall be made under the terms of an escrow trust agreement in form satisfactory to such Trustee. Such money and obligations shall be applied by such Trustee, in accordance with the provisions of the Securities, any coupons, this Indenture and such escrow trust agreement, to the payment, either directly or through any Paying Agent (including the applicable Issuer or the Guarantor acting as its own Paying Agent) as such Trustee may determine, to the Persons entitled thereto, of the principal of (and premium, if any) and interest, if any, on the Securities for the payment of which such money and obligations have been deposited with such Trustee. If Securities of any series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provision or in accordance with any mandatory sinking fund requirement, the applicable Issuer or the Guarantor shall make such arrangements as are satisfactory to the Trustee for any series of Securities for the giving of notice of redemption by such Trustee in the name, and at the expense, of the applicable Issuer or the Guarantor.

                  (b) The applicable Issuer or the Guarantor shall pay and shall indemnify the Trustee for any series of Securities against any tax, fee or other charge imposed on or assessed against Government Obligations deposited pursuant to Section 4.01 or the interest and principal received in respect of such Government Obligations other than any such tax, fee or other charge which by law is payable by or on behalf of Holders. The obligation of the applicable Issuer and the Guarantor under this Section 4.02(b) shall be deemed to be an obligation of the applicable Issuer and the Guarantor under Section 6.07(b).

                  (c) Anything in this Article IV to the contrary notwithstanding, the Trustee for any series of Securities shall deliver or pay to the applicable Issuer or the Guarantor, as the case may be, from time to time upon Issuer Request any money or Government Obligations held by it as provided in Section 4.01 which, as expressed in a Certificate of a Firm of Independent Public Accountants delivered to such Trustee, are in excess of the amount thereof which would then have been required to be deposited for the purpose for which such money or Government Obligations were deposited or received provided such delivery can be made without liquidating any Government Obligations.

                  SECTION 4.03. Satisfaction and Discharge of Indenture. Upon
                                ----------------------------------------
compliance by the applicable Issuer or the Guarantor with the provisions of
Section 4.01 as to the satisfaction and discharge of each series of Securities issued hereunder, and if the applicable Issuer or the Guarantor has paid or caused to be paid all other sums payable under this Indenture, this Indenture shall cease to be of any further effect (except as otherwise provided herein). Upon Issuer Request and receipt of an Opinion of Counsel and an Officers' Certificate complying with the provisions of Section 1.02, the Trustees for all series of Securities (at the expense of the applicable Issuer or the Guarantor) shall execute proper instruments acknowledging satisfaction and discharge of this Indenture.

                  Notwithstanding the satisfaction and discharge of this Indenture, any obligations of any Issuer or the Guarantor under Sections 3.04, 3.05, 3.06, 4.02(b), 6.07, 6.10, 6.14, 7.01, 10.02 and 10.12 and the obligations of the Trustee for any series of Securities under Section 4.02 shall survive.

                  SECTION 4.04. Reinstatement. If the Trustee for any series of
                                --------------
Securities is unable to apply any of the amounts (for purposes of this Section 4.04, "Amounts") or Government Obligations, as the case may be, described in
Section 4.01(a)(1)(B)(i) or (ii), respectively, in accordance with the provisions of Section 4.01 by reason of any legal proceeding or any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the applicable Issuer's and the Guarantor's obligations under this Indenture and the Securities of such series and the coupons, if any, appertaining thereto shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.01 until such time as the Trustee for such series is permitted to apply all such Amounts or Government Obligations, as the case may be, in accordance with the provisions of Section 4.01; provided, however, that if, due to the
      --------  -------
reinstatement of its rights or obligations hereunder, the applicable Issuer or the Guarantor has made any payment of principal of (or premium, if any) or interest, if any, on such Securities or coupons, such Issuer or the Guarantor, as the case may be, shall be subrogated to the rights of the Holders of such Securities or coupons to receive payment from such Amounts or Government Obligations, as the case may be, held by the Trustee for such series.

                                   ARTICLE V

                                   Remedies
                                   --------

                  SECTION 5.01. Events of Default. "Event of Default", wherever
                                ------------------
used herein with respect to Securities of any series of an Issuer or any Guarantees thereof, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture creating such series of Securities or in the form of Security for such series:

                  (a) default in the payment of any interest on any Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (b) default in the payment of the principal of (or premium, if any, on) any Security of such series at its Maturity; or

                  (c) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                  (d) default in the performance, or breach, of any covenant or agreement of such Issuer or the Guarantor in this Indenture with respect to the Securities of that series (other than a default in the performance, or a breach, of a covenant or warranty which is specifically dealt with elsewhere in this Section or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than such series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to such Issuer and the Guarantor by the Trustee or to such Issuer, the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (e) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the applicable Issuer or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging such Issuer or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of such Issuer or the Guarantor under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Issuer or the Guarantor or of any substantial part of such Issuer's or the Guarantor's property, or ordering the winding up or liquidation of such Issuer's or the Guarantor's affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (f) the commencement by the applicable Issuer or the Guarantor of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by such Issuer or the Guarantor to the entry of a decree or order for relief in respect of it in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by such Issuer or the Guarantor of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by such Issuer or the Guarantor to the filing of such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of it or of any substantial part of its property, or the making by such Issuer or the Guarantor of an assignment for the benefit of creditors, or the admission by such Issuer or the Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by such Issuer or the Guarantor in furtherance of any such action; or

                  (g) any other Event of Default provided with respect to Securities of that series.

                  SECTION 5.02. Acceleration of Maturity; Rescission and
                                ----------------------------------------
Annulment. If an Event of Default with respect to the Securities of any series
----------
of any Issuer at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series of such Issuer may, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series of such Issuer shall, declare the principal amount of all the Securities of that series of such Issuer (or, if the Securities of such series are Discounted Securities, such portion of the principal amount as may be specified in the terms of that series), together with any accrued interest, to be due and payable immediately, by a notice in writing to such Issuer and the Guarantor (and to the Trustee if given by the Holders) and, upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 5.01(e) or (f) occurs and is continuing, then the principal of all the Securities of that series of the applicable Issuer, together with any accrued interest, shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  At any time after such declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the applicable Issuer, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if:

                  (i) such Issuer or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay:

                           (A) all overdue interest on all Securities of
                  such series,

                           (B) the principal of (and premium, if any, on) any
                  Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel; and

                  (ii) all Events of Default with respect to Securities of such series, other than the non-payment of principal of Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 5.03. Collection of Indebtedness and Suits for
                                ----------------------------------------
Enforcement by Trustee. Each of the Issuers and the Guarantor covenants that if:
-----------------------

                  (a) default is made by such Issuer in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made by such Issuer in the payment of principal of (or premium, if any, on) any Security at the Maturity thereof,

such Issuer or the Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If such Issuer or the Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against such Issuer or the Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of such Issuer or the Guarantor or any other obligor upon the Securities, wherever situated.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement for any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 5.04. Trustee May File Proofs of Claim. In case of the
                                ---------------------------------
pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to an Issuer or the Guarantor or any other obligor upon the Securities or the property of such Issuer or the Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on such Issuer or the Guarantor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of such Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.07.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 5.05. Trustee May Enforce Claims Without Possession of
                                ------------------------------------------------
Securities. All rights of action and claims under this Indenture or the
-----------
Securities or the Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  SECTION 5.06. Application of Money Collected. Any money
                                ------------------------------
collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First: to the payment of all amounts due the Trustee under Section 6.07;

                  Second: to the payment of the amounts then due and unpaid upon the Securities for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest; and

                  Third: the balance, if any, to the applicable Issuer, to the Guarantor or to any other Person or Persons entitled thereto.

                  SECTION 5.07. Limitation on Suits. No Holder of any Securities
                                --------------------
of any series of an Issuer shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

                  (b) the Holders of not less than 25% in principal amount for the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

                  SECTION 5.08. Unconditional Right of Holders to Receive
                                -----------------------------------------
Principal, Premium and Interest. Notwithstanding any other provision in this
--------------------------------
Indenture, the Holder of any Security shall have the right on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 5.09. Restoration of Rights and Remedies. If the
                                -----------------------------------
Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the applicable Issuer, the Guarantor, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

                  SECTION 5.10. Rights and Remedies Cumulative. Except as
                                -------------------------------
provided in Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Trustee and the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11. Delay or Omission Not Waiver. No delay or
                                -----------------------------
omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 5.12. Control by Holders. The Holders of a majority in
                                -------------------
principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture; and

                  (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 5.13. Waiver of Past Defaults. The Holders of not less
                                ------------------------
than a majority in principal amount of the Outstanding Securities of any series of an Issuer may on behalf of the Holders of all the Securities of such series waive any past default hereunder and its consequences, except a default

                  (a) in the payment of the principal of (or premium, if any) or interest on any Security of such series or any Additional Amounts payable in respect thereof, or

                  (b) in respect of a covenant or provision hereof which under
         Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 5.14. Undertaking for Costs. All parties to this
                                ---------------------
Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Maturity or Stated Maturity expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                  SECTION 5.15. Waiver of Usury, Stay or Extension Laws. Each of
                                ----------------------------------------
the Issuers and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Issuers and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VI

                                  The Trustee
                                  -----------

                  SECTION 6.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture or the Trust Indenture Act, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this Subsection (c) shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to such series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  SECTION 6.02. Notice of Defaults. Within 90 days after the
                                -------------------
occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that in the case of any default of the character specified in Section 5.01(d) no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

                  SECTION 6.03. Certain Rights of Trustee. Subject to the
                                --------------------------
provisions of Section 6.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of an Issuer or the Guarantor mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order and any resolution of the Board of Directors of such Issuer or the Guarantor may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate and Opinion of Counsel;

                  (d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the applicable Issuer and the Guarantor, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                  (h) the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities of the series to which such default applies and this Indenture.

                  SECTION 6.04. Not Responsible for Recitals or Issuance of
                                -------------------------------------------
Securities. The recitals contained herein, and in the Securities, except the
-----------
Trustee's certificates of authentication, shall be taken as the statements of the Issuers or the Guarantor, as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Guarantees. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by any of the Issuers or the Guarantor of Securities or the proceeds thereof.

                  SECTION 6.05. May Hold Securities. The Trustee, any
                                --------------------
Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Trustee, any of the Issuers or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities, and, subject to Sections 6.08 and 6.13, may otherwise deal with each of the Issuers and the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

                  SECTION 6.06. Money Held in Trust. Money held by the Trustee
                                --------------------
in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the applicable Issuer or the Guarantor, as the case may be.

                  SECTION 6.07. Compensation and Reimbursement. Each of the
                                -------------------------------
Issuers and the Guarantor agrees:

                  (a) to pay to the Trustee from time to time such compensation as shall be agreed in writing with the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(e) or Section 501(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended, to the extent permitted by applicable law, to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture.

                  SECTION 6.08. Qualification of Trustee; Conflicting Interests.
                                ------------------------------------------------
The Trustee shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time required thereby. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the securities of any series, there shall be excluded securities of any particular series of securities other than that series.

                  SECTION 6.09. Corporate Trustee Required; Eligibility. There
                                ----------------------------------------
shall at all times be a Trustee hereunder with respect to the Securities of each series of each Issuer, which may be Trustee hereunder for Securities of one or more series and shall be a corporation organized and doing business under the laws of the United States of America, any State thereof, or the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by Federal or State authority, having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor upon the Securities or a Person directly or indirectly controlling, controlled by, or under common control with such obligor shall serve as Trustee upon the Securities. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 6.10. Resignation and Removal; Appointment of
                                ---------------------------------------
Successor. (a) No resignation or removal of the Trustee and no appointment of a
----------
successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series of an Issuer by giving written notice thereof to such Issuer and the

Guarantor. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series, subject to Section 6.09.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by an Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the applicable Issuer and the Guarantor. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the delivery of such Act to the Trustee, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series, subject to
Section 6.09.

                  (d) If at any time:

                       (1) the Trustee for a series of Securities shall fail to
                  comply with Section 310(b) of the Trust Indenture Act pursuant to Section 6.08 hereof after written request therefor by the applicable Issuer or the Guarantor or by any Holder who has been a bona fide Holder of such Security for at least six months unless the Trustee's duty to resign is stayed in accordance with Section 310(b) of the Trust Indenture Act, or

                       (2) the Trustee for a series of Securities shall cease to
                  be eligible under Section 6.09 and shall fail to resign after written request therefor by the applicable Issuer or the Guarantor or by any Holder who has been a bona fide Holder of such Security for at least six months, or

                       (3) the Trustee for a series of Securities shall become
                  incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the applicable Issuer or the Guarantor by a Board Resolution may remove such Trustee with respect to all Securities, or (ii) subject to Section 5.14, the Holder of any such Security who has been a bona fide Holder of such Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of any one or more series of an Issuer, such Issuer and the Guarantor, by Board Resolutions, shall promptly appoint a successor Trustee with respect to the Securities of such series and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series of an Issuer shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to such Issuer and the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series of such Issuer and to that extent supersede the successor Trustee appointed by such Issuer and the Guarantor. If no successor Trustee with respect to the Securities of any series of any Issuer shall have been so appointed by such Issuer and the Guarantor or the Holders of such Securities and accepted appointment in the manner required by Section 6.11, the Holder of any Security of such series who has been a bona fide Holder for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series of such Issuer, subject to Section 6.09.

                  (f) The applicable Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series of such Issuer and each appointment of a successor Trustee with respect to the Securities of any series of such Issuer by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                  SECTION 6.11. Acceptance of Appointment by Successor. (a) In
                                ---------------------------------------
case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee appointed hereunder shall execute, acknowledge and deliver to each of the Issuers and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of any of the Issuers or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series of one or more Issuers, the applicable Issuer, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series of such Issuer shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trust and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the applicable Issuer, the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the applicable Issuer and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers, trusts and duties referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article, including, without limitation, under Section 6.09.

                  SECTION 6.12. Merger, Conversion, Consolidation or Succession
                                -----------------------------------------------
to Business. Any corporation into which the Trustee may be merged or converted
------------
or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided such corporation shall be otherwise qualified and eligible under this
--------
Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  SECTION 6.13. Preferential Collection of Claims Against
                                -----------------------------------------
Issuers or the Guarantor. The Trustee shall comply with Section 311(a) of the
-------------------------
Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of that Act. If the Trustee shall resign or be removed as Trustee, it shall be subject to Section 311(a) of the Trust Indenture Act to the extent provided therein.

                  SECTION 6.14. Appointment of Authenticating Agent. At any time
                                ------------------------------------
when any of the Securities remain Outstanding the Trustee, with the consent of the applicable Issuer or Issuers and the Guarantor, may appoint an Authenticating Agent or Agents with respect to one or more series of Securities of such Issuer or Issuers which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the applicable Issuer or Issuers and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, to the applicable Issuer or Issuers and to the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, to the applicable Issuer or Issuers and to the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to each of the applicable Issuers and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Issuers and the Guarantor agree to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the

Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                THE BANK OF NEW YORK
                                                --------------------------------
                                                        As Trustee

                                                By
                                                  ------------------------------
                                                      As Authenticating Agent

                                                By
                                                  ------------------------------
                                                        Authorized Officer

                                  ARTICLE VII

                     Holders' Lists and Reports by Trustee
                     -------------------------------------
                         and Issuers and the Guarantor
                         -----------------------------

                  SECTION 7.01. Issuers and the Guarantor to Furnish Trustee
                                --------------------------------------------
Names and Addresses of Holders. Each of the Issuers and the Guarantor will
-------------------------------
furnish or cause to be furnished to the Trustee:

                  (a) semiannually, not later than May 15 and November 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Outstanding Securities of each series of the applicable Issuer as of the preceding April 1 or October 1, as the case may be; and

                  (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the applicable Issuer or the Guarantor, as the case may be, of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security
--------  -------
Registrar, no such list need be furnished.

                  SECTION 7.02. Preservation of Information; Communications to
                                ----------------------------------------------
Holders.  (a) The Trustee shall preserve, in as current a form as is reasonably
--------
practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar or Paying Agent (if so acting). The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

                  (b) If three or more Holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the Guarantees and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                  (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a), or

                  (2) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with each of the Issuers, the Guarantor and the Trustee that none of the Issuers, the

Guarantor nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

                  SECTION 7.03. Reports by Trustee. Within 60 days after May 15
                                -------------------
of each year commencing with the year following the first issuance of Securities, the Trustee shall transmit by mail to all Holders of the Securities of each outstanding series a brief report dated as of such date that complies with Section 313(a) of the Trust Indenture Act, but only if such report is required in any year under such Section 313(a) of the Trust Indenture Act. With respect to each series of Securities, the Trustee shall also comply with Sections 313(b) and 313(c) of the Trust Indenture Act. At any time a report is mailed to the Holders of any particular series of Securities, a copy of such report shall be filed with the Commission and with each securities exchange, if any, on which the Securities of such series are listed. With respect to each series of Securities, the applicable Issuer will promptly notify the Trustee when such series of Securities is listed on any securities exchange.

                  SECTION 7.04. Reports by Issuers and the Guarantor. Each of
                                -------------------------------------
the Issuers and the Guarantor shall file such annual and/or periodic reports and certificates with the Trustee and/or with the Commission and/or with the Holders of each series of Securities as are required by the provisions of Section 314(a) of the Trust Indenture Act. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including any Issuer's and the Guarantor's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                 ARTICLE VIII

            Consolidation, Merger, Conveyance, Transfer or Lease
            ----------------------------------------------------

                  SECTION 8.01. Company May Consolidate, etc., Only on Certain
                                ----------------------------------------------
Terms. The Company shall not consolidate with or merge into any other Person or
------
convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (1) any Person formed by such consolidation or into which the Company is merged or to whom the Company has conveyed, transferred or leased its properties and assets substantially as an entirety is a corporation, partnership or trust or other entity organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, and such Person expressly assumes by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities of the Company and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed (including the performance or observance of the Guarantees);

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

                  (3) the Company shall expressly agree by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, (i) to immediately indemnify (pursuant to the indemnification procedure described in Section 8.05) the Holder of each Security against (A) any tax, assessment or governmental charge imposed on such Holder or required to be withheld or deducted from any payment to such Holder (including any governmental charge or withholding attributable to the Company's indemnifying such Holder) as a consequence of such consolidation, merger, conveyance, transfer or lease and (B) any other tax costs or other tax expenses imposed on such Holder as a result of the act of such consolidation, merger, conveyance, transfer or lease

         (except that if the Company or such Person delivers by the date of any such transaction an opinion of an independent counsel or a tax consultant of recognized standing that the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such transaction, a Holder will have such rights to indemnification only if and when gain for U.S. federal income tax purposes is actually imposed on such Holder) and (ii) that all payments pursuant to the Securities in respect of the principal of and any premium and interest on the Securities, as the case may be, shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the jurisdiction of organization of such Person or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by such jurisdiction or any such subdivision or authority to be withheld or deducted, in which case such Person will pay such additional amounts of, or in respect of, principal and any premium and interest as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to each Holder of a Security of the amounts which would have been payable pursuant to the Securities had no such withholding or deduction been required, subject to the same exceptions as would apply with respect to the payment by such Subsidiary Issuer of Additional Amounts in respect of the Securities;

                  (4) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, any Principal Property of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance that would not be permitted by this Indenture, such Person shall take such steps as shall be necessary effectively to secure the Securities of the Company and of the Subsidiary Issuers equally and ratably with (or prior to) all indebtedness secured thereby; and

                  (5) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  SECTION 8.02. Subsidiary Issuers May Consolidate, etc., Only
                                ----------------------------------------------
on Certain Terms. (a) Each Subsidiary Issuer shall not consolidate with or merge
-----------------
into any other Person, or convey, transfer or lease its properties and assets substantially as any entirety to any Person, unless:

                  (1) any Person formed by such consolidation or into which the applicable Subsidiary Issuer is merged or to whom such Subsidiary Issuer has conveyed, transferred or leased its properties and assets substantially as an entirety (a "Successor") is a corporation, partnership or trust or other entity organized and validly existing under the laws of the jurisdiction of organization of such Person, and expressly assumes by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities of such Subsidiary Issuer and the performance or observance of every covenant of this Indenture on the part of such Subsidiary Issuer to be performed or observed (including any obligation to pay any Additional Amounts);

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

                  (3) any such Person shall expressly agree, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, (i) to immediately indemnify (pursuant to the indemnification procedure described in Section 8.05) the Holder of each Security against (A) any tax, assessment or governmental charge imposed on such Holder or required to be withheld or deducted from any payment to such Holder (including any governmental charge or withholding attributable to such Person's indemnifying such Holder) as a consequence of such consolidation, merger, conveyance, transfer or lease, and (B) any other tax costs or other tax expenses of the act of such consolidation, merger, conveyance, transfer or lease (except that if the Company or any such Person delivers by the date of any such transaction an opinion of an independent counsel or a tax consultant of recognized standing that the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such transaction, a Holder will have such rights to indemnification only if and when gain for U.S. federal income tax purposes is actually imposed on such Holder) and (ii) that all payments pursuant to the Securities in respect of the principal of and any premium and interest on such Securities, as the case may be, shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the jurisdiction of organization of such Person or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by such jurisdiction or any such subdivision or authority to be withheld or deducted, in which case such Person will pay by way of additional interest such additional amounts of, or in respect of, principal and any premium and interest ("Successor Additional Amounts") as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to each Holder of a Security of the amounts which would have been payable pursuant to the Securities had no such withholding or deduction been required, except that no Successor Additional Amounts shall be so payable for or on account of:

                  (A) any tax, duty, levy, assessment or other governmental charge which would not have been imposed but for the fact that such
         Holder: (i) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the jurisdiction of organization of such Successor or any of its territories or any political subdivision thereof or otherwise had some connection with such jurisdiction other than the mere ownership of, or receipt of payment under, such Security; (ii) presented (if presentation is required) such Security for payment in such jurisdiction or any of its territories or any political subdivision thereof, unless such Security could not have been presented for payment elsewhere; or (iii) presented (if presentation is required) such Security more than thirty (30) days after the date on which the payment in respect of such Security first became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to such Successor Additional Amounts if it had presented such Security for payment on any day within such period of thirty (30) days;

                  (B) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

                  (C) any tax, assessment or other governmental charge which is payable otherwise than by withholding or deduction from payments of (or in respect of) principal of or any premium or interest on, such Securities;

                  (D) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of the Security with a request of such Subsidiary Issuer or the Successor addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition or exemption from all or part of such tax, assessment or other governmental charge; or

                  (E) any combination of items (A), (B), (C) and (D);

nor shall Successor Additional Amounts be paid with respect to any payment of the principal of or any premium or interest on any such Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction of organization of such Person (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Successor Additional Amounts had it been the Holder of the Security; and

                  (4) such Subsidiary Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  (b) A Subsidiary Issuer may assign its obligations under any series of Securities to any other Subsidiary (the "Subsidiary Assignee") and such Subsidiary Assignee shall be treated as the Successor to such Subsidiary Issuer with respect to such series of Securities, provided that the conditions set forth in Section 8.02(a) that would apply to the merger of such Subsidiary Issuer into such Subsidiary Assignee are satisfied.

                  SECTION 8.03. Successor Substituted. (a) Upon any
                                ----------------------
consolidation of an Issuer or the Guarantor with, or merger of an Issuer or the Guarantor into, any other Person or any conveyance, transfer or lease of the properties and assets of such Issuer or the Guarantor substantially as an entirety in accordance with Sections 8.01 or 8.02(a), the successor Person formed by such consolidation or into which such Issuer or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, such Issuer or the Guarantor under this Indenture with the same effect as if such successor Person had been named as such Issuer or the Guarantor herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities or the Guarantees, as the case may be.

                  (b) Upon any assignment of its obligations under any series of Securities by a Subsidiary Issuer to any Subsidiary Assignee in accordance with
Section 8.02(b), the Subsidiary Assignee shall succeed to, and be substituted for, and may exercise every right and power of, such

Subsidiary Issuer under this Indenture with respect to such series of Securities with the same effect as if such Subsidiary Assignee had been named as such Subsidiary Issuer herein, and thereafter, such Subsidiary Issuer shall be relieved of all obligations and covenants under this Indenture and the Securities with respect to such series of Securities.

                  SECTION 8.04. Assumption by Company of Subsidiary Issuers'
                                --------------------------------------------
Obligations. (a) The Company may, at its option, assume the obligations of a
------------
Subsidiary Issuer as obligor under any series of Securities and this Indenture; provided that:
--------
                  (i) the Company expressly assumes in an assumption agreement or supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on such Securities and the performance or observance of every covenant of this Indenture on the part of such Subsidiary Issuer to be performed or observed (including any obligation to pay any Additional Amounts);

                  (ii) immediately after giving effect to such assumption, no Event of Default and no event, which after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                  (iii) the Company shall expressly agree in an assumption agreement or supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, to immediately indemnify (pursuant to the indemnification procedure described in Section 8.05) the Holder of each Security against (i) any tax, assessment or governmental charge imposed on such Holder or required to be withheld or deducted from any payment to such Holder (including any governmental charge or withholding tax attributable to the Company's indemnifying such Holder) as a consequence of such assumption and (ii) any costs or expenses of such assumption (except that if the Company delivers to the Trustee an opinion of an independent counsel or a tax consultant of recognized standing that the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such assumption by the date of such assumption, a Holder will have indemnification rights pursuant to the indemnification procedure described in Section 8.05 only if and when gain for U.S. federal income tax purposes is actually imposed on such Holder); and

                  (iv) the Company shall have delivered to the Trustee an Officers' Certificate stating that such assumption and such assumption agreement comply with this Article and that all conditions precedent herein provided for relating to such assumption have been complied with.

                  (b) Upon any assumption pursuant to Section 8.04(a), the Company shall succeed to, and be substituted for, any may exercise every right and power of, the applicable Subsidiary Issuer under such Securities and this Indenture with the same effect as if the Company had been the applicable Subsidiary Issuer thereof, and such Subsidiary Issuer shall be released from its liability as obligor upon the Securities and under this Indenture.

                  SECTION 8.05. Indemnification Procedure. (a) If a transaction
                                --------------------------
described above under Sections 8.01, 8.02 or 8.04 (an "Indemnifiable Transaction") should constitute a taxable event for U.S. federal income tax purposes, the Company or any Person, as the case may be, must indemnify a Holder of a Security against any tax, assessment or governmental charge imposed on such Holder or required to be withheld or deducted from any payment to such Holder (including any governmental charge or withholding attributable to an indemnification payment made by or on behalf of the Company or any Person) and any other tax costs or other tax expenses attributable to such Indemnifiable Transaction, the Company or any such Person, as the case may be, shall comply with the following indemnification procedures:

                  (1) Unless the Company or any such Person, as the case may be, delivers to the Trustee by the date of an Indemnifiable Transaction an opinion of an independent counsel or a tax consultant of recognized standing to the effect that such Indemnifiable Transaction will not be a taxable event for U.S. federal income tax purposes, the Company or any such Person, as the case may be, shall send to each Holder on or prior to the date of such Indemnifiable Transaction (i) notification explaining the U.S. federal income tax consequences to each such Holder of such Indemnifiable Transaction and

         (ii) an indemnification claim form requesting (A) information concerning each such Holder's tax basis and holding period in a Security and (B) a statement that the Holder is not then an entity described in Section 5.01 of the Code that is exempt from U.S. federal income tax and (iii) a statement setting forth the address to which each such Holder must remit such form.

                  (2) If the Company or any such Person delivers such an opinion, each Holder will have indemnification rights pursuant to this
         Section 8.05 only if and when gain for U.S. federal income tax purposes is actually imposed on such Holder.

                  (3) When the Company or any Person, as the case may be, receives from a Holder an indemnification claim form, the Company or such Person, as the case may be, shall within 15 business days remit to such Holder a certified check in an amount equal to the sum of (i) the product of any gain recognized as a result of the Indemnifiable Transaction and the highest marginal tax rate in effect at the time of such Indemnifiable Transaction (the "Indemnification Amount"), and (ii) the product of the Indemnification Amount and such tax rate. For these purposes, a Holder's gain shall equal the amount by which the fair market value of a Security at the time of such Indemnifiable Transaction exceeds such Holder's adjusted tax basis in such Security.

                                  ARTICLE IX

                            Supplemental Indentures
                            -----------------------

                  SECTION 9.01. Supplemental Indentures without Consent of
                                ------------------------------------------
Holders.  Without the consent of any Holders, any Issuer or the Guarantor, when
--------
authorized by a Board Resolution of such Issuer or the Guarantor, as the case may be, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to such Issuer or the Guarantor and the assumption by any such successor of the covenants of such Issuer or the Guarantor herein and in the Securities or the Guarantees; or

                  (b) to add to the covenants of such Issuer or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon such Issuer or the Guarantor; or

                  (c) to add any additional Events of Default with respect to any or all series of Securities (and, if any such Event of Default applies to fewer than all series of Securities, stating each series to which such Event of Default applies); or

                  (d) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

                  (e) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become
                    --------
         effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (f) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01;
         or

                  (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

                  (h) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that, in each case, such provisions shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

                  (i) to add to the conditions, limitations and restrictions on the authorized amount, form, terms or purposes of issue, authentication and delivery of Securities, as herein set forth, other conditions, limitations and restrictions thereafter to be observed; or

                  (j) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to
         Section 4.01; provided that any such action shall not adversely affect the interests of the Holders of Securities of such series and any related coupons or any other series of Securities in any material respect; or

                  (k) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 9.05 or otherwise.

                  SECTION 9.02. Supplemental Indentures with Consent of Holders.
                                ------------------------------------------------
With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the applicable Issuer, the Guarantor and the Trustee, the applicable Issuer and the Guarantor, when authorized by Board Resolutions of, respectively, the applicable Issuer and the Guarantor, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture
                      --------
shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any obligation of such Issuer or the Guarantor to pay any Additional Amounts or reduce the amount of the principal of a Discounted Security or any other Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
         Section 5.02, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Maturity thereof; or

                  (b) reduce the percentage in principal amount of the Outstanding Securities of any series of such Issuer, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

                  (c) modify any of the provisions of this Section or Sections
         5.13 and 10.11, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be
                           --------  -------
         deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.11, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.01(h).

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  Upon the request of the applicable Issuer and the Guarantor, each accompanied by copies of Board Resolutions of, respectively, the applicable Issuer and the Guarantor authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with such Issuer and the Guarantor in the execution of such supplemental indenture.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 9.03.  Execution of Supplemental Indentures. In executing, or
                         ------------------------------------
accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 9.04.  Effect of Supplemental Indentures. Upon the execution
                         ---------------------------------
of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 9.05.  Conformity with Trust Indenture Act. Every supplemental
                         -----------------------------------
indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 9.06.  Reference in Securities to Supplemental Indentures.
                         --------------------------------------------------
Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the applicable Issuer and the Guarantor shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and such Issuer and the Guarantor, to any such supplemental indenture may be prepared and executed by such Issuer, the notation of the

Guarantor or the Guarantees endorsed thereon may be prepared and executed by the Guarantor and such Securities may be and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE X

                                   Covenants
                                   ---------

          SECTION 10.01.  Payment of Principal, Premium and Interest. Each of
                          ------------------------------------------
the Issuers covenants and agrees for the benefit of the Holders of each series of Securities of such Issuer that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

          SECTION 10.02.  Maintenance of Office or Agency. Each of the Issuers
                          -------------------------------
will maintain in each Place of Payment for any series of Securities of such Issuer, an office or agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon such Issuer in respect of the Securities of such series and this Indenture may be served. The office of the Trustee at its Corporate Trust Office or at the offices or agencies of its agent shall be such office or agency of each of the Issuers, except to the extent that any of the Issuers shall designate and maintain some other office or agency for one or more of such purposes. Each applicable Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time an Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and each of the Issuers hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          Each of the Issuers may from time to time designate one or more other offices or agencies where the Securities of one or more series of such Issuer may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or
                                  --------  -------
rescission shall in any
manner relieve such Issuer of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. Each applicable Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such office or agency.

          The Guarantor will maintain in each Place of Payment for any series of Securities to which the Guarantees apply an office or agency where Securities of such series may be presented or surrendered for payment pursuant to the Guarantees and where notices and demands to or upon the Guarantor in respect of the Guarantees and this Indenture may be served. The Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders and demands may be made or served at the Corporate Trust Office of the Trustee, and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrender and demands.

          The Guarantor may also from time to time designate one or more other offices or agencies where the Securities of one or more series to which the Guarantees apply may be presented or surrendered for such purpose or where such notices or demands may be served and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in
              --------  -------
any manner relieve the Guarantor of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          SECTION 10.03.  Money for Security Payments to be Held in Trust. If
                          -----------------------------------------------
any of the Issuers or the Guarantor shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or not more than one Business Day before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          If any of the Issuers shall have one or more Paying Agents for any series of Securities, it will, on or before each due date of the principal of (and premium, if any), or interest on, any Securities of that series, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the applicable Issuer will promptly notify the Trustee of such action or any failure so to act.

          The applicable Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any default by the applicable Issuer (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest;

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

          (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and liabilities of such Paying Agent.

          Any of the Issuers may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the applicable Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by any of the Issuers or the Guarantor, in trust for the payment of the principal of (and premium, if any) or interest or Additional Amounts on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest or Additional Amounts has become due and payable shall be paid to the applicable Issuer or the Guarantor on Issuer Request, or (if then held by such Issuer or the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the applicable Issuer or the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of such Issuer or the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee
                                           --------  -------
or such Paying Agent, before being required to make any such repayment, may at the expense of the applicable Issuer or the Guarantor cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, or mail to each such Holder or both notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, publication or mailing, any unclaimed balance of such money then remaining will be repaid to such Issuer or the Guarantor.

          SECTION 10.04.  Corporate Existence. Subject to Article VIII, each of
                          -------------------
the Issuers and the Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises (including those of each Subsidiary); provided, however, that each of the Issuers and the Guarantor shall not be
--------  -------
required to preserve any such right or franchise if its respective Board of Directors shall determine in a Board Resolution that the preservation thereof is no longer desirable in the conduct of the business of the applicable Issuer or the Guarantor and that the loss thereof is not disadvantageous in any material respect to the Holders; and provided further, however, that the foregoing shall
                            ----------------  -------
not prohibit a sale, transfer or
conveyance of a Subsidiary or assets of any Issuer or any Subsidiary in compliance with the terms of this Indenture.

          SECTION 10.05.  Maintenance of Properties. Each of the Issuers and the
                          -------------------------
Guarantor shall cause all properties owned by it or any of its Subsidiaries or used or held for use in the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of such Issuer or the Guarantor may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this
                                       --------  -------
Section shall prevent any Issuer or the Guarantor from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of such Issuer or the Guarantor, desirable in the conduct of its business or the business of any of its Subsidiaries and not disadvantageous in any material respect to the Holders of any of the Securities of such Issuer.

          SECTION 10.06.  Payment of Taxes and Other Claims. Each of the Issuers
                          ---------------------------------
and the Guarantor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the applicable Issuer or the Guarantor or any Subsidiary thereof or upon the income, profits or property of such Issuer or the Guarantor or any Subsidiary thereof, and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of such Issuer or the Guarantor or any Subsidiary thereof; provided, however, that any such Issuer and the Guarantor shall not be
         --------  -------
required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          SECTION 10.07.  Additional Amounts. All payments of, or in respect of,
                          ------------------
principal of and any premium and interest on Securities issued by a Subsidiary Issuer shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, levies, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Subsidiary Issuer is incorporated or resident (or deemed for tax purposes to be resident) (the "applicable taxing jurisdiction"), unless such taxes, duties, levies, assessments or governmental charges are required by the applicable taxing jurisdiction or any such subdivision or authority to be withheld or deducted. In that event, the Subsidiary Issuer will pay by way of additional interest such additional amounts of, or in respect of, principal and any premium and interest ("Additional Amounts") as will result (after deduction of such taxes, duties, levies, assessments or governmental charges and any additional taxes, duties, levies, assessments or governmental charges payable in respect of such Additional Amounts) in the payment to each Holder of such Securities of the amounts which would have been payable in respect of such Securities had no such withholding or deduction been required, except that no Additional Amounts shall be so payable for or on account of:

          (1) any tax, duty, levy, assessment or other governmental charge which would not have been imposed but for the fact that such Holder: (A) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the applicable taxing jurisdiction or otherwise had some connection with the applicable taxing jurisdiction other than the mere ownership of such Security; (B) presented (if presentation is required) such Security for payment in the applicable taxing jurisdiction, unless such Security could not have been presented for payment elsewhere; or (C) presented (if presentation is required) such Security more than thirty (30) days after the date on which the payment in respect of such Security first became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amounts if it had presented such Security for payment on any day within such period of thirty (30) days;

          (2) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

          (3) any tax, assessment or other governmental charge which is payable otherwise than by withholding or deduction from payments of, or in respect of, principal of or any premium or interest on the Security;

          (4) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of a Security with a request of the applicable Subsidiary Issuer addressed to the Holder (A) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by a statute, treaty, regulation or administrative practice of the applicable taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

          (5) any combination of items (1), (2), (3) and (4);

nor shall Additional Amounts be paid with respect to any payment of the principal of or any premium or interest on any such Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the applicable taxing jurisdiction to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the Holder of the Security.

          Whenever in this Indenture there is mentioned, in any context, the payment of principal of, or any premium or interest on, or in respect of, any Securities of any series issued by a Subsidiary Issuer or the net proceeds received on the sale or exchange of any Securities of any series issued by a Subsidiary Issuer, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to this Indenture.

          SECTION 10.08.  Limitations on Liens.  (a) The Company will not, and
                          --------------------
will not permit any Restricted Subsidiary to, hereafter, create, assume or suffer to exist any mortgage, security interest, pledge or lien (herein referred to as a "Lien") of or upon any Principal Property, or any shares of capital stock or evidences of indebtedness for borrowed money issued by any Restricted Subsidiary and owned by the Company or any Restricted Subsidiary, whether owned at the date of this Indenture or thereafter acquired, without making effective provision, and the Company in such case will make or cause to be made effective provision, whereby the Securities shall be secured by such Lien equally and ratably with any and all other indebtedness or obligations thereby secured, so long as such indebtedness or obligations shall be so secured; provided, however,
                                                              --------  -------
that the foregoing shall not apply to any of the following:

          (i)   Liens that exist on the date of this Indenture;

          (ii) Liens on property, shares of capital stock or evidences of indebtedness of any corporation existing at the time such corporation becomes a Subsidiary;

          (iii) Liens in favor of the Company or any Subsidiary;

          (iv) Liens in favor of governmental bodies to secure progress, advance or other payments pursuant to contract or statute or indebtedness incurred to finance all or a part of construction of or improvements to property subject to such Liens;

          (v) Liens (A) on property, shares of capital stock or evidences of indebtedness for borrowed money existing at the time of acquisition thereof (including acquisition through merger or consolidation), and construction and improvement Liens that are entered into within one year from the date of such construction or improvement; provided that in the case of
                                          --------
     construction or improvement the Lien shall not apply to any property theretofore owned by the Company or any Restricted Subsidiary except substantially unimproved real property on which the property so constructed or the improvement is located and (B) for the acquisition of any Principal Property, which Liens are created within 180 days after the completion of such acquisition to secure or provide for the payment of the purchase price of the Principal Property acquired; provided that any such Liens do not
                                         --------
     extend to any other property of the Company or any of its Subsidiaries (whether such property is then owned or thereafter acquired);

          (vi) mechanics', landlords' and similar Liens arising in the ordinary course of business in respect of obligations not due or being contested in good faith;

          (vii) Liens for taxes, assessments, or governmental charges or levies that are not delinquent or are being contested in good faith;

          (viii) Liens arising from any legal proceedings that are being contested in good faith;

          (ix) any Liens that (A) are incidental to the ordinary conduct of its business or the ownership of its properties and assets, including Liens incurred in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure perform-ance of tenders, statutory obligations, leases and contracts, (B) were not incurred in connection with the borrowing of money or the obtaining of advances or credit and (C) do not in the aggregate materially detract from the value of the property of the Company or any Subsidiary or materially impair the use thereof in the operation of its business;

          (x) Liens securing industrial development or pollution control bonds; and

          (xi) Liens for the sole purpose of extending, renewing or replacing (or successively extending, renewing or replacing) in whole or in part any of the foregoing.

          (b) Notwithstanding the provisions of paragraph (a) of this
Section 10.08, the Company or any Restricted Subsidiary may, without equally and ratably securing the Securities, create, assume or suffer to exist Liens which would otherwise be subject to the foregoing restrictions if at the time of such creation, assumption or sufferance of existence, and after giving effect thereto, Exempted Indebtedness does not exceed 10% of Consolidated Net Tangible Assets.

          SECTION 10.09.  Limitations on Sale and Leaseback. (a) The Company
                          ---------------------------------
will not, nor will it permit any Restricted Subsidiary to, enter into any arrangement with any person providing for the leasing (as lessee) by the Company or any Restricted Subsidiary of any Principal Property (except for temporary leases for a term, including any renewal thereof, of not more than three years and except for leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries) which property has been or is to be sold or transferred by the Company or a Restricted Subsidiary to such person (herein referred to as a "Sale and Leaseback Transaction") unless either
(i) the Company or such Restricted Subsidiary would be entitled to incur a Lien on such property without equally and ratably securing the Securities pursuant to paragraph (a) of Section 10.08 or (ii) the net proceeds of such sale are at least equal to the fair value (as determined by the Board of Directors) of such property and the Company shall apply an amount equal to the net proceeds of such sale to (A) the retirement (other than any mandatory retirement or payment at maturity) of (x) Securities (other than any retirement prohibited by the terms of any Securities pursuant to prohibitions on advance refundings) or (y) Funded Debt of the Company or any Restricted Subsidiary ranking prior to or on a parity with the Securities or (B) the acquisition, construction or improvement of a Principal Property, within 120 days of the effective date of any such arrangement.

          (b) Notwithstanding the provisions of paragraph (a) of this
Section 10.09, the Company or any Restricted Subsidiary may enter into Sale and Leaseback Transactions, if at the time of such entering into, and after giving effect thereto, Exempted Indebtedness does not exceed 10% of Consolidated Net Tangible Assets.

          SECTION 10.10. Statement by Officers as to Default. The Company will
                         -----------------------------------
deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a certificate signed by its principal executive officer, principal financial officer or principal accounting officer, stating whether or not to the best knowledge of the signers thereof the Company or any of the Subsidiary Issuers is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, and if the Company or any of the Subsidiary Issuers shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          SECTION 10.11.  Waiver of Certain Covenants. Any Issuer and the
                          ----------------------------
Guarantor may, with respect to the Securities of a series of such Issuer, omit in any particular instance to comply with any covenant or condition set forth in

Sections 10.02 through 10.09 if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of such Issuer and the Guarantor and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

          SECTION 10.12.  Defeasance of Certain Obligations. If specified
                          ---------------------------------
pursuant to Section 3.01 to be applicable to the Securities of any series, the Issuer thereof may omit to comply with any term, provision or condition set forth in Sections 8.01, 8.02, 10.08 and 10.09 and any such omission with respect to such Sections shall not be an Event of Default, in each case with respect to the Securities of such series; provided, however, that the following conditions
                               --------  -------
have been satisfied:

          (a) with respect to all Outstanding Securities of such series and any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation, the applicable Issuer or the Guarantor shall have deposited or caused to be deposited with the Trustee for such series as trust funds or obligations in trust an amount of:

              (i) cash in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series);

              (ii)   Government Obligations; or

              (iii)  a combination of such cash and Government Obligations;

     in each case in an amount which, together with, as evidenced by a Certificate of a Firm of Independent Public Accountants delivered to such Trustee, the predetermined and certain income to accrue on any Government Obligations when due (without the consideration of any reinvestment thereof) is sufficient to pay and discharge when due the entire indebtedness on all such

     Outstanding Securities of such series and any related coupons for unpaid principal (and premium, if any) and interest, if any, to the Stated Maturity or any Redemption Date, as the case may be;

          (b) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the applicable Issuer or the Guarantor is a party or by which it is bound;

          (c) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 5.01(e) or
     Section 5.01(f) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 5.01(e) or Section 5.01(f) shall have occurred and be continuing on the 91st day after such date;

          (d) the applicable Issuer or the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the defeasance contemplated in the Section have been complied with; and

          (e) the applicable Issuer or the Guarantor, as the case may be, shall have delivered to the Trustee, not later than the date of such deposit, an Opinion of Counsel stating that the Holders of the Securities of such series will not recognize gain or loss for Federal income tax purposes or be subject to any taxes or recognize gain or loss for income tax purposes in the jurisdictions in which such Issuer is organized, resident or carries on a business as a result of such deposit and defeasance and will be subject to Federal income tax and income taxes, capital and other taxes, including withholding taxes in such jurisdiction on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred.

          All obligations of the applicable Issuer and the Guarantor under this Indenture with respect to the Securities of such series, other than with respect to

Sections 8.01, 8.02, 10.08 and 10.09, shall remain in full force and effect. Anything in this Section 10.12 to the contrary notwithstanding, the Trustee for any series of Securities shall deliver or pay to the applicable Issuer or the Guarantor, from time to time upon Issuer Request, any money or Government Obligations held by it as provided in this Section 10.12 which, as expressed in a Certificate of a Firm of Independent Public Accountants delivered to such Trustee, are in excess of the amount thereof which would then have been required to be deposited for the purpose of which such money or Government Obligations were deposited or received; provided such delivery can be made without liquidating any Government Obligations.

          SECTION 10.13.  Calculation of Original Issue Discount. The Company
                          --------------------------------------
shall file with the Trustee promptly following the end of each calendar year for which there are Outstanding Securities a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year.

                                  ARTICLE XI

                           Redemption of Securities
                           ------------------------

          SECTION 11.01.  Applicability of Article. Securities of any series
                          ------------------------
which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

          SECTION 11.02.  Election to Redeem; Notice to Trustee. The election of
                          -------------------------------------
an Issuer to redeem any Securities of any series of such Issuer pursuant to
Section 11.01 shall be evidenced by a Board Resolution of such Issuer and an Officers' Certificate. In case of any redemption at the election of an Issuer, such Issuer shall, at least 60 days prior to the Redemption Date fixed by such Issuer (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities of the series to be redeemed.

          SECTION 11.03.  Selection by Trustee of Securities to be Redeemed. If
                          -------------------------------------------------
less than all the Securities of any
series are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by lot (unless otherwise notified in writing by the Issuer), and the amounts to be redeemed may be equal to $1,000 or any integral multiple thereof.

          The Trustee shall promptly notify the applicable Issuer and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

          SECTION 11.04.  Notice of Redemption. Notice of redemption shall be
                          --------------------
given by first-class mail, postage pre-paid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed at his address appearing in the Security Register.

          All notices of redemption shall state:

          (a) the Redemption Date;

          (b) the Redemption Price;

          (c) if less than all Outstanding Securities of any series are to be redeemed, the identification of the particular Securities to be redeemed;

          (d) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed, and that after the Redemption Date upon surrender of such Security, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

          (e) subject to Section 11.07, that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

          (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that (unless the applicable Issuer shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

          (g) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

          (h) the CUSIP Number of the Securities; and

          (i) that the redemption is for a sinking fund, if such is the case.

          Notice of redemption of Securities to be redeemed at the election of any of the Issuers shall be given by the applicable Issuer or, at such Issuer's request, by the Trustee in the name and at the expense of such Issuer.

          The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

          SECTION 11.05.  Deposit of Redemption Price. On or prior to any
                          ---------------------------
Redemption Date the applicable Issuer shall deposit with the Trustee or with a Paying Agent (or, if such Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

          SECTION 11.06.  Securities Payable on Redemption Date. Notice of
                          -------------------------------------
redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the applicable Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the applicable Issuer at the Redemption

Price together with accrued interest to the Redemption Date; provided, however,
                                                             --------  -------
that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to the terms and provisions of
Section 3.07.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

          SECTION 11.07.  Securities Redeemed in Part. Any Security which is to
                          ----------------------------
be redeemed only in part shall be surrendered at the office or agency of the applicable Issuer maintained for such purpose pursuant to Section 10.02 (with, if the applicable Issuer, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to such Issuer, the Security Registrar or the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the applicable Issuer shall execute, the Guarantor shall execute the notation of the Guarantees pursuant to Article XIII or the Guarantees endorsed on, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge to the Holder, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; provided, however, that the Depositary or the
                             --------  -------
Bearer Security Depositary need not surrender Global Securities or UK Global Securities, as the case may be, for a partial redemption and may be authorized to make a notation on such Global Security or UK Global Security of such partial redemption. In the case of a partial redemption of the Global Securities, the Depositary, and in turn, the participants in the Depositary, shall have the responsibility to select any Securities to be redeemed by random lot.

          SECTION 11.08.  Optional Redemption Due to Changes in Tax Treatment.
                          ---------------------------------------------------
If as the result of any change in or any amendment to the laws, regulations or published tax rulings of the applicable taxing jurisdiction affecting taxation, or any change in the official administration, application or interpretation of such laws, regulations or published tax rulings either generally or in relation to any Securities issued by a Subsidiary Issuer, which change or amendment becomes effective on or after the original issue date of such Securities or which change in official administration, application or interpretation shall not have been available to the public prior to such issue date, it is determined by the applicable Subsidiary Issuer that such Subsidiary Issuer (x) would be required to pay any Additional Amounts pursuant to Section 10.07 of this Indenture or the terms of any Security (1) in respect of interest on the next succeeding Interest Payment Date or (2) in respect of the principal of any Discounted Securities on the date of such determination, assuming that a payment in respect of such principal were required to be made on such date under the terms of the Securities, and (y) such obligation cannot be avoided by the Company or such Subsidiary Issuer taking reasonable measures available to it, in either case (1) or (2) above such Subsidiary Issuer may, at its option, redeem all (but not less than all) the Securities of any series in respect of which such Additional Amounts would be so payable at any time, upon notice as provided in Sections 11.02 and 11.04, at a Redemption Price equal to 100% of the principal amount thereof plus accrued interest to the date fixed for redemption (except that any such Securities that are Outstanding Discounted Securities may be redeemed at the Redemption Price specified in the terms thereof); provided, however, that (a) no such notice of
                                 --------  -------
redemption may be given earlier than 60 days prior to the earliest date on which the applicable Subsidiary Issuer would be obligated to pay such Additional Amounts were a payment in respect of the Securities then due, and (b) at the time any such redemption notice is given, such obligation to pay such Additional Amounts must remain in effect. If (1) the applicable Subsidiary Issuer shall have on any date (the "Succession Date") consolidated with or merged into, or conveyed or transferred or leased its properties and assets substantially as an entirety to, any Successor referred to in Section 8.02 which is organized under the laws of any jurisdiction other than the United States of America, any State thereof or the District of Columbia or the jurisdiction in which such Subsidiary Issuer is organized, (2) as the result of any change in or any amendment to the laws, regulations or published tax rulings of such jurisdiction of organization, or of any political subdivision or taxing authority thereof or therein, affecting taxation, or any change in the official administration, application or interpretation of such laws, regulations or published tax rulings either generally or in relation to any particular Securities, which change or amendment becomes effective on or after the Succession Date or which change in official administration, application or interpretation shall not have been available to the public prior to such Succession Date and is notified to the Subsidiary Issuer of such series of Securities, such Successor would be required to pay any Successor Additional Amounts pursuant to Section 8.02 hereof or the terms of any Securities (i) in respect of interest on any Securities on the next succeeding Interest Payment Date, or (ii) in respect of the principal of any Discounted Securities on the date of such determination (assuming such principal were required to be paid on such date under the terms of the Securities) and (3) such obligation cannot be avoided by the Company or such Successor taking reasonable measures available to it, such Subsidiary Issuer or such Successor may, at its option, redeem all (but not less than all) of the Securities of any series in respect of which such Successor Additional Amounts would be so payable at any time, upon notice as provided in Sections 11.02 and 11.04, at a Redemption Price equal to 100% of the principal amount thereof plus accrued interest to the date fixed for redemption (except that any such Securities that are Outstanding Discounted Securities may be redeemed at the Redemption Price specified in the terms thereof); provided, however, that (1) no such notice of redemption may be
                --------  -------
given earlier than 60 days prior to the earliest date on which a Successor would be obligated to pay such Successor Additional Amounts were a payment in respect of the Securities then due, and (2) at the time any such redemption notice is given, such obligation to pay such Successor Additional Amounts must remain in effect.

          Prior to any redemption of any Securities pursuant to this Section, the applicable Subsidiary Issuer or a Successor shall provide the Trustee with an Opinion of Counsel that the conditions precedent to the right of such Subsidiary Issuer or Successor to redeem such Securities pursuant to this Section have occurred. Such Opinion of Counsel shall be based on the laws and application and interpretation thereof in effect on the date of such opinion or to become effective on or before the next succeeding Interest Payment Date.

          SECTION 11.09.  Optional Redemption. If the Board Resolution, the
                          -------------------
Officers' Certificate (pursuant to such Board Resolution) or supplemental indenture establishing any series of Securities of any Issuer expressly provides that this Section 11.09 will be applicable to such series, Securities of such series will be redeemable as a whole or in part, at the option of such Issuer at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus, if applicable, the number of basis points specified in such Board Resolution or supplemental indenture, plus in either case accrued interest on the principal amount being redeemed to the Redemption Date.

          SECTION 11.10.  Conditional Right to Shorten Maturity. (a) Unless the
                          -------------------------------------
Board Resolution, the Officers' Certificate (pursuant to such Board Resolution) or supplemental indenture establishing any series of Securities of any Issuer expressly provides that this Section 11.10 will not be applicable to such series, upon occurrence of a Tax Event (as defined below), any Issuer of Securities of any series with a Stated Maturity of greater than 40 years from their date of issue (the "Tax Event Securities") will have the right to shorten the Stated Maturity of Tax Event Securities to the extent required, in the opinion of a nationally recognized independent tax counsel, such that, after the shortening of the Stated Maturity, interest paid on Tax Event Securities will be deductible for United States federal income tax purposes.

          (b) In the event that the applicable Issuer elects to exercise its rights to shorten the maturity of Tax Event Securities on the occurrence of a Tax Event, such Issuer will, by first-class mail, postage prepaid, give a notice of shortened maturity to each Holder of such Tax Event Securities not more than 60 days after the occurrence of such Tax Event, which notice shall state the new Stated Maturity of such Tax Event Securities.

          (c) For purposes of this Section 11.10, "Tax Event" means that the applicable Issuer of a series of Securities shall have received an opinion of a nationally recognized independent tax counsel to the effect that on or after the date of the issuance of such Securities, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in laws, or any regulations thereunder, of the United States, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action"), or (c) any amendment to, clarification of, or change in the official position or the interpretation of such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, on or after, the date of the issuance of such Securities, such change in tax law creates a more than insubstantial risk that interest paid by the applicable Issuer on such Securities is not, or will not be, deductible, in whole or in part, by such Issuer for purposes of United States federal income tax.

                                  ARTICLE XII

                                 Sinking Funds
                                 -------------

          SECTION 12.01.  Applicability of Article. The provisions of this
                          ------------------------
Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section
3.01 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

          SECTION 12.02.  Satisfaction of Sinking Fund Payments with
                          ------------------------------------------
Securities. Any Issuer (a) may deliver Outstanding Securities of a series
----------
(other than any previously called for redemption) and (b) may apply as a credit Securities of a series which have been redeemed either at the election of such Issuer pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously
                          --------
so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

          SECTION 12.03.  Redemption of Securities for Sinking Fund. Not less
                          -----------------------------------------
than 90 days prior to each sinking fund payment date for any series of Securities, the applicable Issuer will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.02, and will also deliver to the Trustee any Securities to be so delivered. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of such Issuer in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.


                                 ARTICLE XIII

                           Guarantees of Securities
                           ------------------------

          SECTION 13.01.  Guarantees. This Section 13.01 and Section 13.02 apply
                          ----------
to the Securities of any series of any Subsidiary Issuer to the extent that the form of the Guarantees to be endorsed on such Securities is not otherwise established as contemplated by Section 3.01.

          The Guarantor hereby fully and unconditionally guarantees to each Holder of a Security of each series issued by a Subsidiary Issuer, authenticated and delivered by the Trustee the due and punctual payment of the principal (including any amount due in respect of original issue discount) of and any premium and interest on such Security (and any Additional Amounts (as defined in
Section 10.07) payable in respect thereof), and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of such Security and of this Indenture. The Guarantor hereby agrees that in the event of an Event of Default its obligations hereunder shall be as if it were a principal debtor and not merely a surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Security of any series or this Indenture, any failure to enforce the provisions of any Security of any series or this Indenture, any waiver, modification or indulgence granted to the applicable Subsidiary Issuer with respect thereto, by the Holder of any Security of any series of such Subsidiary Issuer or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the
                                    --------  -------
foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of any Security of a Subsidiary Issuer or the interest rate thereon or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the applicable Subsidiary Issuer, any right to require a proceeding first against such Subsidiary Issuer, the benefit of discussion, protest or notice with respect to any Security of such Subsidiary Issuer or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of such Security issued under this Indenture and all demands whatsoever, and covenants that this Guarantee will not be discharged with respect to such Security except by payment in full of the principal thereof and any premium and interest thereon or as provided in Article IV, Section 8.01 or
Section 10.12. If any Holder or the Trustee is required by any court or otherwise to return to any Subsidiary Issuer, the Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to such Issuer or the Guarantor any amount paid by such Issuer or the Guarantor to the Trustee or such Holder, this Guarantee to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the Maturity of the obligations guaranteed hereby may be accelerated as provided in Article V hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby.

          The Guarantor also agrees, to pay any and all reasonable costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee or any Holders in enforcing any rights under this Guarantee.

          The Guarantor hereby waives any right of set-off which the Guarantor may have against the Holder of any Security of a Subsidiary Issuer in respect of any amounts which are or may become payable by such Holder to such Subsidiary Issuer.

          The Guarantor shall be subrogated to all rights of the Holders of any series of Securities and the Trustee against the applicable Subsidiary Issuer in respect of any amounts paid to such Holders and the Trustee by the Guarantor pursuant to the provisions of the Guarantees; provided, however, that the
                                              --------  -------
Guarantor shall not be entitled to enforce or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest and any Additional Amounts on all of the Securities of such series shall have been paid in full.

          No past, present or future stockholder, officer, director, employee or incorporator of the Guarantor shall have any personal liability under the Guarantees set forth in this Section 13.01 by reason of his or its status as such stockholder, officer, director, employee or incorporator.

          The Guarantees set forth in this Section 13.01 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

          SECTION 13.02.  Execution of Guarantees. To evidence its guarantee to
                          -----------------------
the Holders specified in Section 13.01, the Guarantor hereby agrees to execute the notation of the Guarantee in substantially the form set forth in Section
2.04 to be endorsed on each Security authenticated and delivered by the Trustee. The Guarantor hereby agrees that its Guarantee set forth in Section 13.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such

Guarantee. Each such notation of such Guarantee shall be signed on behalf of the Guarantor, by any Authorized Officer, prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the due authentication thereof by the Trustee hereunder, shall constitute due delivery of the Guarantee on behalf of the Guarantor. Such signatures upon the notation of the Guarantee may be manual or facsimile signatures of any present, past or future such Authorized Officers and may be imprinted or otherwise reproduced below the notation of the Guarantee, and in case any such Authorized Officer who shall have signed the notation of the Guarantee shall cease to be such Authorized Officer before the Security on which such notation is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the applicable Subsidiary Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed the notation of the Guarantee had not ceased to be such Authorized Officer of the Guarantor.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.



                                       CROWN CORK & SEAL COMPANY, INC.,

                                       By
                                           /s/ Craig R.L. Calle
                                          --------------------------------
                                          Name:  Craig R.L. Calle
                                          Title: Senior Vice President -
                                                 Finance and Treasurer

Attest: /s/ William T. Gallagher
       ------------------------------------
       Name:  William T. Gallagher
       Title: Assistant Secretary and
              Assistant General Counsel


                                       CROWN CORK & SEAL FINANCE PLC,

                                       By
                                           /s/ Alan W. Rutherford
                                          --------------------------------
                                          Name:  Alan W. Rutherford
                                          Title: Managing Director

By  /s/ Craig R.L. Calle
  --------------------------------
  Name:  Craig R.L. Calle
  Title: Director

                                       CROWN CORK & SEAL FINANCE S.A.,

                                       By
                                           /s/ Alan W. Rutherford
                                          --------------------------------
                                          Name:  Alan W. Rutherford
                                          Title: Chief Financial Officer
                                                 and Director


                                       THE BANK OF NEW YORK, as Trustee,

                                       By
                                           /s/ Robert E. Patterson III
                                          --------------------------------
                                          Name:  Robert E. Patterson III
                                          Title: Assistant Vice President